UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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AMERICAN REALTY CAPITAL TRUST, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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AMERICAN REALTY CAPITAL TRUST, INC.
405 Park Avenue
New York, New York 10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Wednesday, June 6, 2012

May 21, 2012

To the Stockholders of American Realty Capital Trust, Inc.:

I am pleased to invite our stockholders to the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of American Realty Capital Trust, Inc., a Maryland corporation (the “Company”). The Annual Meeting will be held on Wednesday, June 6, 2012 at The W New York, located at 541 Lexington Avenue, New York, NY 10022 commencing at 9:00 a.m. (local time). At the Annual Meeting, you will be asked to (i) elect five members to the Board of Directors, (ii) vote on certain amendments to the Company’s charter, (iii) ratify the audit committee’s appointment of Grant Thornton LLP as the Company’s independent auditor for 2012 and (iv) consider and act on such other matters as may properly come before the Annual Meeting and any adjournment thereof.

Our Board of Directors has fixed the close of business on Thursday, April 19, 2012 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Record holders of shares of our common stock, par value $0.01 per share, at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.

For further information regarding the matters to be acted upon at the Annual Meeting, I urge you to carefully read the accompanying proxy statement. If you have questions about the proposals or would like additional copies of the proxy statement, please contact our proxy solicitor, Broadridge Financial Solutions, Inc. at 1-800-714-3305.

Whether you own a few or many shares and whether you plan to attend in person or not, it is important that your shares be voted on matters that come before the Annual Meeting. You may authorize a proxy to vote your shares by using a toll-free telephone number or via the Internet. Instructions for using these convenient services are provided on the enclosed proxy card and in the attached proxy statement. If you prefer, you may vote your shares by marking your votes on the proxy card, signing and dating it and mailing it in the postage paid return envelope provided. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the directors’ recommendations. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, reminding you to vote your shares.

You are cordially invited to attend the Annual Meeting. Your vote is important.

By Order of the Board of Directors,
/s/ Susan E. Manning Susan E. Manning, Chief Accounting Officer and Secretary

AMERICAN REALTY CAPITAL TRUST, INC.

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Audit Committee Report	32
Section 16(a) Beneficial Ownership Reporting Compliance	33
Code of Ethics	33
Compensation Committee Interlocks and Insider Participation	33
Other Matters Presented for Action at the 2012 Annual Meeting	33
Stockholder Proposals for the 2013 Annual Meeting	34
Stockholder Proposals in the Proxy Statement	34
Stockholder Proposals and Nominations for Directors to Be Presented at Meetings	34
Annual Meeting Proxy Card	32

ii

AMERICAN REALTY CAPITAL TRUST, INC.
405 Park Avenue
New York, New York 10022

PROXY STATEMENT

The accompanying proxy, mailed together with this proxy statement (this “Proxy Statement”) and our 2011 Annual Report, is solicited by and on behalf of the board of directors (the “Board of Directors” or the “Board”) of American Realty Capital Trust, Inc., a Maryland corporation (which we refer to in this Proxy Statement as the “Company”), for use at the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof. References in this Proxy Statement to “we,” “us,” “our” or like terms also refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 405 Park Avenue, New York, New York 10022. This Proxy Statement, the accompanying proxy card, Notice of Annual Meeting and our 2011 Annual Report were first mailed to our stockholders on or about May 21, 2012.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Stockholders Meeting To Be Held on Wednesday, June 6, 2012

This Proxy Statement and our 2011 Annual Report are available at: http://www.proxyvote.com.

INFORMATION ABOUT THE MEETING AND VOTING

What is the date of the Annual Meeting and where will it be held?

The Annual Meeting will be held on Wednesday, June 6, 2012, commencing at 9:00 a.m. (local time) at The W New York, located at 541 Lexington Avenue, New York, NY 10022.

What will I be voting on at the Annual Meeting?

At the Annual Meeting, you will be asked to:

1.	elect five directors for one-year terms expiring in 2013 and until their successors are duly elected and qualified;
2.	vote on certain amendments to the Company’s charter (the “Charter”);
3.	ratify the audit committee’s appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent auditor for 2012; and
4.	consider and act on such matters as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors does not know of any matters that may be considered at the Annual Meeting other than the matters set forth above.

Who can vote at the Annual Meeting?

The record date for the determination of holders of our shares of common stock, par value $0.01 per share (“Common Stock”), entitled to notice of and to vote at the Annual Meeting, or any adjournment or postponement thereof, is the close of business on April 19, 2012. As of the record date, 158,474,862 shares of our Common Stock were issued and outstanding and entitled to vote at the Annual Meeting.

How many votes do I have?

Each share of Common Stock has one vote on each matter considered at the Annual Meeting or any adjournment or postponement thereof. The enclosed proxy card shows the number of shares of Common Stock you are entitled to vote.

How may I vote?

You may vote in person at the Annual Meeting or by proxy. Instructions for in person voting can be obtained by calling our proxy solicitor, Broadridge Financial Solutions, Inc. (“Broadridge”) at 1-800-714-3305. Stockholders may submit their votes by proxy by mail by completing, signing, dating and returning their proxy in the enclosed envelope. Stockholders also have the following two options for authorizing a proxy to vote their shares:

•	via the Internet at http://www.proxyvote.com; or
•	by telephone, by calling 1-800-690-6903.

For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, a convenient means of authorizing a proxy that also provides cost savings to us. In addition, when you authorize a proxy to vote your shares via the Internet or by telephone prior to the Annual Meeting date, your proxy authorization is recorded immediately and there is no risk that postal delays will cause your vote by proxy to arrive late and, therefore, not be counted. For further instructions on authorizing a proxy to vote your shares, see your proxy card enclosed with this Proxy Statement. You may also vote your shares at the Annual Meeting. If you attend the Annual Meeting, you may submit your vote in person, and any previous votes that you submitted by mail or authorized by Internet or telephone will be superseded by the vote that you cast at the Annual Meeting.

How will proxies be voted?

Shares represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares will be voted “FOR” (i) the election of the nominees for director named in the proxy card, (ii) the approval of the proposed amendments to the Charter and (iii) the ratification of the audit committee’s appointment of Grant Thornton as the Company’s independent auditor for 2012.

The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the proxies held by them in their discretion.

How can I change my vote or revoke a proxy?

You have the unconditional right to revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy either by telephone, via the Internet or in the mail to our proxy solicitor at the following address: Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717, or (ii) by attending the Annual Meeting and voting in person. No written revocation of your proxy shall be effective, however, unless and until it is received at, or prior to, the Annual Meeting.

What if I return my proxy but do not mark it to show how I am voting?

If your proxy card is signed and returned without specifying your choices, your shares will be voted as recommended by the Board of Directors.

What vote is required to approve each item?

There is no cumulative voting in the election of our directors. Each director is elected by the affirmative vote of a plurality of votes cast at the meeting. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. A majority of votes cast at the meeting is required to (i) approve the proposed amendments to the Charter and (ii) ratify the audit committee’s appointment of Grant Thornton as the Company’s independent director for 2012. Any other matter which may properly come before the meeting may be approved by the affirmative vote of a majority of votes cast at the meeting, assuming a quorum is present. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote. A “broker non-vote” occurs when a broker who holds shares for the beneficial owner does not vote on a proposal because the broker does not have discretionary voting authority for that proposal and has not received instructions from the beneficial owner of the shares.

What constitutes a “quorum”?

The presence at the Annual Meeting, in person or represented by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting constitutes a quorum. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum; however, abstentions and broker non-votes will not be counted as votes cast.

Will you incur expenses in soliciting proxies?

We are soliciting the proxy on behalf of the Board of Directors, and we will pay all costs of preparing, assembling and mailing the proxy materials. We have retained Broadridge to aid in the solicitation of proxies. Broadridge will receive a fee of approximately $90,000 which includes the reimbursement for certain costs and out of pocket expenses incurred in connection with their services, all of which will be paid by us. In addition, our directors and officers may solicit proxies by telephone or fax, without receiving any additional compensation for their services. We will request banks, brokers, custodians, nominees, fiduciaries and other record holders to forward copies of this Proxy Statement to people on whose behalf they hold shares of Common Stock and to request authority for the exercise of proxies by the record holders on behalf of those people. In compliance with the regulations of the U.S. Securities and Exchange Commission (the “SEC”), we will reimburse such persons for reasonable expenses incurred by them in forwarding proxy materials to the beneficial owners of shares of our Common Stock.

As the date of the Annual Meeting approaches, certain stockholders may receive a telephone call from a representative of Broadridge if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board of Directors believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Broadridge representative is required to ask for each stockholder’s full name and address, or the zip code or control number, and to confirm that the stockholder has received the proxy materials in the mail. If the stockholder is a corporation or other entity, the Broadridge representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Broadridge, then the Broadridge representative has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the stockholder’s instructions on the proposal. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Broadridge will record the stockholder’s instructions on the card. Within 72 hours, the stockholder will be sent a letter or other written communication to confirm his or her vote and asking the stockholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation.

What does it mean if I receive more than one proxy card?

Some of your shares may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call us at (646) 937-6900 or contact us at 405 Park Avenue, New York, NY 10022, Attention: Susan E. Manning. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

What if I receive only one set of proxy materials although there are multiple stockholders at my address?

The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to, with the consent of affected stockholders, send a single set of any annual report, proxy statement, proxy statement combined with a prospectus or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our Annual Report or Proxy Statement, as applicable, to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may request separate copies by calling us at (646) 937-6900 or contacting us at 405 Park Avenue, New York, NY 10022, Attention: Susan E. Manning. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact us.

Whom should I call for additional information about voting by proxy or authorizing a proxy by telephone or Internet to vote my shares?

Please call Broadridge, our proxy solicitor, at 1-800-714-3305.

How do I submit a stockholder proposal for next year’s annual meeting or proxy materials, and what is the deadline for submitting a proposal?

In order for a stockholder proposal to be properly submitted for presentation at our 2013 annual meeting and included in the proxy material for next year’s annual meeting, we must receive written notice of the proposal at our executive offices during the period beginning on December 22, 2012 at 5:00 p.m., Eastern Time, and ending at 5:00 p.m., Eastern Time, on January 21, 2013. If you wish to present a proposal for inclusion in the proxy material for next year’s annual meeting, we must receive written notice of your proposal at our executive offices no later than 5:00 p.m., Eastern Time, January 21, 2013. All proposals must contain the information specified in, and otherwise comply with, the Company’s bylaws (the “Bylaws”). Proposals should be sent via registered, certified or express mail to: 405 Park Avenue, New York, New York 10022, Attention: Susan E. Manning, Chief Accounting Officer and Secretary. For additional information, see the section in this Proxy Statement captioned “Stockholder Proposals for the 2013 Annual Meeting.”

UNLESS SPECIFIED OTHERWISE, THE PROXIES WILL BE VOTED “FOR” (I) THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE ANNUAL MEETING IN 2013 AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED, (II) THE APPROVAL OF THE PROPOSED AMENDMENTS TO THE COMPANY’S CHARTER AND (III) THE RATIFICATION OF THE AUDIT COMMITTEE’S APPOINTMENT OF GRANT THORNTON AS THE COMPANY’S INDEPENDENT AUDITOR FOR 2012. IN THE DISCRETION OF THE PROXY HOLDERS, THE PROXIES WILL ALSO BE VOTED “FOR” OR “AGAINST” SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. MANAGEMENT IS NOT AWARE OF ANY OTHER MATTERS TO BE PRESENTED FOR ACTION AT THE ANNUAL MEETING. NONE OF THE PROPOSALS, IF APPROVED, ENTITLE STOCHKOLDERS TO APPRAISAL RIGHTS UNDER MARYLAND LAW OR THE CHARTER.

PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors, including our independent directors, is responsible for monitoring and supervising the performance of our day-to-day operations. Directors are elected annually by our stockholders, and there is no limit on the number of times a director may be elected to office. Each director serves until the next annual meeting of stockholders or (if longer) until his or her successor is duly elected and qualified. The Bylaws provide that the number of directors shall not be less than the minimum number required by the Maryland General Corporation Law (the “MGCL”) nor more than fifteen; provided, however, that the number of directors may be changed from time to time by resolution adopted by the affirmative vote of a majority of the Board. The number of directors on the Board is currently fixed at five.

The Board of Directors has proposed the following nominees for election as directors, each to serve for a term ending at the 2013 annual meeting of stockholders and until his successor is duly elected and qualifies: Messrs. Nicholas S. Schorsch, William M. Kahane, Leslie D. Michelson, William G. Stanley, and Robert H. Burns. Each nominee currently serves as a director.

The proxy holder named on the enclosed proxy card intends to vote “FOR” the election of each of the five nominees. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are authorizing a proxy to vote your shares by telephone or the Internet, follow the instructions provided when you authorize a proxy. Directors will be elected by a plurality of votes cast at the Annual Meeting, provided that a quorum is present. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

If, at the time of the Annual Meeting, one or more of the nominees should become unable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors. No proxy will be voted for a greater number of persons than the number of nominees described in this Proxy Statement.

Nominees

The table set forth below lists the names and ages of each of the nominees as of the date of this Proxy Statement and the position and office that each nominee currently holds with the Company:

Name	Age	Position
William M. Kahane	64	President, Chief Executive Officer and Director
Nicholas S. Schorsch	51	Chairman of the Board of Directors
Leslie D. Michelson	61	Independent Director
William G. Stanley	56	Independent Director
Robert H. Burns	82	Independent Director

Business Experience of Nominees

Nicholas S. Schorsch

Nicholas S. Schorsch has served as the chairman of the Board of our Company since August 2007. Mr. Schorsch served as the chief executive officer of our Company, American Realty Capital Advisors, LLC (our “Former Advisor”) and American Realty Capital Properties, LLC (our “Former Property Manager”) from our formation in August 2007 until March 2012. Since October 2009, Mr. Schorsch has also served as chairman of the Board and chief executive officer of American Realty Capital New York Recovery REIT, Inc. (“NYRR”). Since November 2009, he served as the chief executive officer of the property manager and advisor of NYRR. Mr. Schorsch has been the chief executive officer of the Phillips Edison — ARC Shopping Center REIT, Inc. (“PE-ARC”) advisor since its formation in December 2009. Mr. Schorsch has been the chairman and chief executive officer of American Realty Capital — Retail Centers of America, Inc. (“ARC RCA”) and the chief executive officer of ARC RCA’s advisor since their formation in July and May 2010, respectively. Mr. Schorsch has been the chairman and chief executive officer of American Realty Capital Healthcare Trust Inc. (“ARC HT”) and the chief executive officer of the ARC HT advisor and property manager since their formation in August 2010. Mr. Schorsch has been the chairman and chief executive officer of American Realty Capital Daily Net Asset Value Trust, Inc. (“ARC DNAV”) and the chief executive officer of the advisor and property manager of ARC DNAV since their formation in September 2010. Mr. Schorsch has served as the chairman and chief executive officer of American Realty Capital Trust III, Inc. (“ARCT III”) and the chief executive officer of its advisor and property manager since their formation in October 2010. Mr. Schorsch has also been the chairman and chief executive officer of American Realty Capital Properties, Inc. (“ARCP”) since its formation in December 2010, and the chief executive officer of its advisor since its formation in November 2010. Mr. Schorsch also has been the chairman and chief executive officer of American Realty Capital Global Daily Net Asset Value Trust, Inc. (“ARC Global DNAV”) and the chief executive officer of the ARC Global DNAV advisor and the ARC Global DNAV property manager since their formation in July 2011, July 2011 and January 2012, respectively. Mr. Schorsch also has been the chairman and chief executive officer of American Realty Capital Trust IV, Inc. (“ARCT IV”), the ARCT IV advisor and the ARCT IV property manager since their formation in February 2012. Mr. Schorsch also has been the interested director and chief executive officer of Business Development Corporation of America, Inc. (“BDCA”) since its formation in May 2010.

Prior to his current position with our Company, from September 2006 to July 2007, Mr. Schorsch was chief executive officer of an affiliate, American Realty Capital, a real estate investment firm. Mr. Schorsch founded and formerly served as president, chief executive officer and vice chairman of American Financial Realty Trust (“AFRT”) from its inception as a REIT in September 2002 until August 2006. AFRT was a publicly traded REIT that invested exclusively in offices, operation centers, bank branches, and other operating real estate assets that are net leased to tenants in the financial service industry, such as banks and insurance companies.

From 1995 to September 2002, Mr. Schorsch served as chief executive officer and president of American Financial Resource Group (“AFRG”), AFRT’s predecessor, a private equity firm founded for the purpose of acquiring operating companies and other assets in a number of industries. Through AFRG and its successor corporation, AFRT, Mr. Schorsch executed in excess of 1,000 acquisitions acquiring businesses and real estate property with transactional value of approximately $5.0 billion. In 2003, Mr. Schorsch received an Entrepreneur of the Year award from Ernst & Young LLP. Prior to AFRG, Mr. Schorsch served as president of Thermal Reduction, a non-ferrous metal product manufacturing business. He successfully built the business through mergers and acquisitions and ultimately sold his interests to Corrpro (NYSE) in 1994. Mr. Schorsch attended Drexel University.

We believe that Mr. Schorsch’s current experience as chairman and chief executive officer, as applicable, of NYRR, ARC RCA, ARC HT, ARC DNAV, ARCP, ARCT III, BDCA, ARC Global DNAV and ARCT IV and his previous experience as president, chief executive officer and vice chairman of AFRT, and his significant real estate acquisition experience make him well qualified to serve as our chairman of the Board.

William M. Kahane

Mr. Kahane has served as an executive officer of our Company, our Former Advisor and our Property Manager from their formation in August 2007 and a director of our Company since its formation August 2007. He was appointed as the chief executive officer of our Company in March 2012 following the Internalization (as defined and described in “Compensation Discussion and Analysis”). He has been active in the structuring and financial management of commercial real estate investments for over 35 years. William M. Kahane has served as a director of ARC RCA since its formation in July 2010 and, until March 2012, he served as president and chief operating officer of ARC RCA and the ARC RCA advisor from their formation in July 2010 and May 2010, respectively. Mr. Kahane also has been a director of PE-ARC and the president, chief operating officer and treasurer of the PE-ARC advisor since their formation in December 2009. Mr. Kahane also served as a an executive officer of ARCT III, the ARCT III advisor and the ARCT III property manager from their formation in October 2010 until March 2012. Mr. Kahane currently serves as a director of ARC HT since its formation in August 2010 and also served as an executive officer of ARC HT, the ARC HT advisor and the ARC HT property manager from their formation in August 2010 until March 2012. Mr. Kahane served as a director and executive officer of ARC DNAV and an executive officer of the ARC DNAV advisor and the ARC DNAV property manager from their formation in September 2010 until March 2012. Mr. Kahane has served as a director of NYRR since their formation in October 2009 and served as the president and treasurer of NYRR from October 2009 until March 2012 and the NYRR advisor and NYRR property manager from their respective formations in November 2009 until March 2012. Mr. Kahane served as a director and executive officer of ARCP and an executive officer of the ARCP advisor from their formation in December 2010 and November 2010, respectively, until March 2012. Mr. Kahane also has been an interested director of BDCA from their formation in May 2010 and, until March 2012, was chief operating officer. Mr. Kahane served as president of BDCA from their formation in May 2010 until March 2012. Mr. Kahane has served as a member of the investment committee of Aetos Capital Asia Advisors, a $3 billion series of opportunistic funds focusing on assets primarily in Japan and China, since 2008.

Mr. Kahane began his career as a real estate lawyer practicing in the public and private sectors from 1974 – 1979. From 1981 – 1992, Mr. Kahane worked at Morgan Stanley & Co., specializing in real estate, becoming a managing director in 1989. In 1992, Mr. Kahane left Morgan Stanley to establish a real estate advisory and asset sales business known as Milestone Partners which continues to operate and of which Mr. Kahane is currently the chairman. Mr. Kahane worked very closely with Mr. Schorsch while a trustee at AFRT (April 2003 to August 2006), during which time Mr. Kahane served as chairman of the finance committee of AFRT’s board of trustees. Mr. Kahane has been a managing director of GF Capital Management & Advisors LLC, a New York-based merchant banking firm, where he has directed the firm’s real estate investments since 2001. GF Capital offers comprehensive wealth management services through its subsidiary TAG Associates LLC, a leading multi-client family office and portfolio management services company with approximately $5 billion of assets under management. Mr. Kahane also was on the board of directors of Catellus Development Corp., a NYSE growth-oriented real estate development company, where he served as chairman. Mr. Kahane received a B.A. from Occidental College, a J.D. from the University of California, Los Angeles Law School and an MBA from Stanford University’s Graduate School of Business. We believe that Mr. Kahane’s current experience as a director of ARC RCA, PE-ARC, ARC HT, NYRR and BDCA, his prior experience as an executive officer of ARC-RCA, ARC HT, ARC DNAV, NYRR, BDCA, ARCT III and ARCP, his prior experience as chairman of the board of Catellus Development Corp. and his significant investment banking experience in real estate make him well qualified to serve as a member of our Board of Directors.

Leslie D. Michelson

Leslie D. Michelson was appointed as an independent director of our Company on January 22, 2008. Mr. Michelson also has served as an independent director of BDCA and ARC HT since January 2011. Mr. Michelson was appointed as an independent director of ARC RCA in March 2012. Mr. Michelson served as an independent director of DNAV from August 2011 until February 2012 and as an independent director of NYRR from October 2009 until August 2011. Mr. Michelson has served as the chairman and chief executive officer of Private Health Management, a retainer-based primary care medical practice management company since April 2007. Mr. Michelson served as vice chairman and chief executive officer of the Prostate Cancer Foundation, the world’s largest private source of prostate cancer research funding, from April 2002 until December 2006 and currently serves on its board of directors. Mr. Michelson served on the board of directors of Catellus Development Corp. from 1997 until 2004 when the company was sold to ProLogis. Mr. Michelson was a member of the Audit Committee of the board of directors for 5 years and served at various times as the chairman of the Audit Committee and the Compensation Committee. From April 2001 to April 2002, he was an investor in, and served as an advisor or director of, a portfolio of entrepreneurial healthcare, technology and real estate companies. From March 2000 to August 2001, he served as chief executive officer and as a director of Acurian, Inc., an Internet company that accelerates clinical trials for new prescription drugs. From 1999 to March 2000, Mr. Michelson served as an adviser of Saybrook Capital, LLC, an investment bank specializing in the real estate and health care industries. From June 1998 to February 1999, Mr. Michelson served as chairman and co-chief executive officer of Protocare, Inc., a manager of clinical trials for the pharmaceutical industry and disease management firm. From 1988 to 1998, he served as chairman and chief executive officer of Value Health Sciences, Inc., an applied health services research firm he co-founded. Mr. Michelson has been a director of Nastech Pharmaceutical Company Inc., a NASDAQ-traded biotechnology company focused on innovative drug delivery technology, from 2004 to 2008, of Highlands Acquisition Company, an AMEX-traded special purpose acquisition company, from 2007 to 2009, and of G&L Realty Corp., a NYSE-traded medical office building REIT from 1995 to 2001, and of Landmark Imaging, a privately held diagnostic imaging and treatment company from 2007 to 2010. Also since June 2004 and through the present, he has been and is a director and vice chairman of ALS-TDI, a philanthropy dedicated to curing Amyotrophic Lateral Sclerosis (ALS), commonly known as Lou Gehrig’s disease. Mr. Michelson received his B.A. from The Johns Hopkins University in 1973 and a J.D. from Yale Law School in 1976.

We believe that Mr. Michelson’s current experience as a director of ARC RCA, BDCA and ARC HT, his previous experience as a member of the board of directors of Catellus Development Corp. and his legal education make him well qualified to serve as a member of our Board of Directors.

William G. Stanley

William G. Stanley was appointed as an independent director of our Company on January 22, 2008. Mr. Stanley has also served as an independent director of NYRR since October 2009, BDCA since January 2011 and ARC RCA since February 2011. Mr. Stanley is the founder and managing member of Stanley Laman Securities, LLC, a FINRA member broker-dealer, since 2004, and the founder and president of The Stanley-Laman Group, Ltd (“SLG”), a registered investment advisor for high net worth clients since 1997. Mr. Stanley serves on the Advisory Board of Highland Capital’s, High Cap Group. Highland Capital is a wholly owned subsidiary of National Financial Partners (NYSE:NFP). The Stanley-Laman Group has two separate groups within the organization, the Planning Group and the Investment Management Group. The Planning Group represents high worth families and family offices specializing in business continuity and estate planning using propriety computer models and tax planning techniques that have been researched, applied and refined over 30 years. SLG represents some of the wealthiest families in the world and has recently expanded its planning practice to international client matters. The Investment Management Group manages portfolios using proprietary trading and security selection techniques along with a global economic research. SLG acts as a separate account manager for other financial advisors nationally through Charles Schwab’s Institutional Separate Account Manager Platform. Mr. Stanley has earned designations as a Chartered Financial Consultant, Chartered Life Underwriter, and received his Masters Degree in Financial Services from the American College in 1997. Mr. Stanley served as an auditor for General Electric Capital from 1977 to 1979 and as a registered representative for Capital Analysts, Inc. of Radnor, Pennsylvania, a national investment advisory firm that specialized in sophisticated planning for high net worth individuals from 1979 to 1991. Mr. Stanley received a B.A. from Concord University and a Masters of Financial Services from The American College. He has also received the following designations: Chartered Life Underwriter from The American College; Chartered Financial Consultant from The American College.

We believe that Mr. Stanley’s current experience as a director of NYRR, BDCA and ARC RCA as well as his significant background in finance makes him well qualified to serve on our Board of Directors.

Robert H. Burns

Robert H. Burns was appointed as an independent director of our Company on January 22, 2008. Mr. Burns has also served as an independent director of NYRR since October 2009 and ARCT III from January 2011 to March 2012. Mr. Burns was appointed as an independent director of ARC HT in March 2012. Mr. Burns is a hotel industry veteran with an international reputation and over thirty years of hotel, real estate, food and beverage and retail experience. He founded and built the luxurious Regent International Hotels brand, which he sold in 1992. From 1970 to 1992, Mr. Burns served as chairman and chief executive officer of Regent International Hotels, where he was personally involved in all strategic and major operating decisions. Mr. Burns and his team of professionals performed site selection, obtained land use and zoning approvals, performed all property due diligence, financed each project by raising both equity and arranging debt, oversaw planning, design and construction of each hotel property, and managed each asset. Each Regent hotel typically contained a significant food and beverage element and high-end retail component, frequently including luxury goods such as clothing, jewelry, as well as retail shops. In fact, Mr. Burns is extremely familiar with the retail landscape as his flagship hotel in Hong Kong was part of a mixed-use complex anchored by a major enclosed shopping center connected to the Regent Hong Kong. Mr. Burns opened the first Regent hotel in Honolulu, Hawaii, in 1970. From 1970 to 1979, the company opened and managed a number of prominent hotels, but gained truly international recognition in 1980 with the opening of The Regent Hong Kong, which brought a new dimension in amenities and service to hotels in the city and attracted attention throughout the world. In all, Mr. Burns developed over 18 major hotel projects including the Four Seasons Hotel in New York City, the Beverly Wilshire Hotel in Beverly Hills, the Four Seasons Hotel in Milan, Italy, and the Four Seasons Hotel

in Bali, Indonesia. Mr. Burns currently serves as chairman of Barings’ Chrysalis Emerging Markets Fund, a position he has held since 1991, and as a director of Barings’ Asia Pacific Fund, a position he has held since 1986. Additionally, he has been a member of the executive committee of the board of directors of Jazz at Lincoln Center in New York City since 2000. He also chairs the Robert H. Burns Foundation which he founded in 1992. The Robert H. Burns Foundation funds the education of Asian students at American schools. Mr. Burns frequently lectures at Stanford Business School. Mr. Burns served as a faculty member at the University of Hawaii from 1963 to 1994 and as president of the Hawaii Hotel Association from 1968 to 1970. Mr. Burns began his career in Sheraton’s Executive Training Program in 1958, and advanced within Sheraton and then within Westin Hotels from 1962 to 1963. He later spent eight years with Hilton International Hotels from 1963 to 1970. Mr. Burns graduated from the School of Hotel Management at Michigan State University in 1958 and the University of Michigan’s Graduate School of Business in 1960 after serving three years in the U.S. Army in Korea. For the past five years Mr. Burns has devoted his time to owning and operating Villa Feltrinelli on Lago di Garda, in Northern Italy, a small, luxury hotel, and working on developing hotel projects in Asia, focusing on Vietnam and China.

We believe that Mr. Burns’ current experience as a director of NYRR and ARC HT, his previous experience as a director of ARCT III and his experience as a real estate developer for over 40 years, during which he developed over eighteen 18 major hotel projects, make him well qualified to serve as a member of our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF NICHOLAS S. SCHORSCH, WILLIAM M. KAHANE, LESLIE D. MICHELSON, WILLIAM G. STANLEY AND ROBERT H. BURNS AS MEMBERS OF THE BOARD OF DIRECTORS TO SERVE UNTIL THE 2013 ANNUAL STOCKHOLDERS MEETING AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

Information About the Board of Directors and its Committees

The Board of Directors ultimately is responsible for the management and control of our business and operations.

The Board of Directors held a total of 47 meetings during the fiscal year ended December 31, 2011 and took action by written consent on 33 occasions. Each incumbent director attended at least 75% of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings of all committees of our Board of Directors on which the director served (during the periods that he or she served), in each case during the fiscal year ended December 31, 2011. All of the directors attended the annual stockholders meeting in 2011. We anticipate that all directors and nominees will attend the Annual Meeting. Directors are expected to attend annual meetings of our stockholders in person unless doing so is impracticable due to unavoidable conflicts.

The Board of Directors has approved and organized an audit committee, a nominating and corporate governance committee, a compensation committee, and a conflicts committee.

Leadership Structure of the Board of Directors

Nicholas S. Schorsch serves as our chairman of the Board and William M. Kahane serves as our president and chief executive officer. As chief executive officer, Mr. Kahane is responsible for the daily operations of the Company and implementing the Company’s business strategy. The Board of Directors may modify this structure to best address the Company’s circumstances for the benefit of its stockholders when appropriate.

Although each of Leslie D. Michelson, William G. Stanley and Robert H. Burns are independent directors, the Board has not appointed a lead independent director at this time. Leslie D. Michelson serves as the audit committee’s financial expert. Additionally, as members of the Board of Directors are elected annually, the Board believes that its existing corporate governance practices ensure appropriate management accountability to the Company’s stockholders.

Oversight of Risk Management

The Board of Directors and its committees have an active role in overseeing the management of risks applicable to the Company. The entire Board is actively involved in overseeing risk management for the Company through its approval of all property acquisitions, assumptions of debt and its oversight of the Company’s executive officers and, prior to the Internalization, the Former Advisor. The audit committee oversees management of accounting, financial, legal and regulatory risks. The nominating and corporate governance committee manages risks associated with independence of the members of the Board. The conflicts committee is responsible for reviewing and approving all transactions with affiliated parties and resolving other conflicts of interest between the Company and its subsidiaries, on the one hand, and AR Capital, LLC (“ARC”), or any executives or directors, or their respective affiliates, on the other hand.

Audit Committee

The Board of Directors established an Audit Committee in January 2008. During 2011, the audit committee met four times. The charter of Audit Committee is available to any shareholder who sends a request to American Realty Capital Trust, Inc., 405 Park Avenue, New York, NY 10022. The Audit Committee Charter is also available on the Company’s website at http://www.arctreit.com by clicking on “Amended and Restated Audit Committee Charter”. Our Audit Committee consists of Messrs. Leslie D. Michelson, William G. Stanley and Robert H. Burns, each of whom is “independent” within the meaning of the applicable (i) provisions set forth in the Charter and (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable SEC rules. Mr. Michelson is the chair of the audit committee and the Board has determined that Mr. Michelson is qualified as an audit committee financial expert as defined in Item 407(d)(5) of Regulation S-K and the rules and regulations of the SEC.

Each of the audit committee members is an independent director and “financially literate” under the meaning of the applicable rules of the NASDAQ Stock Market (“NASDAQ”), as well as under the meaning of the applicable (i) provisions set forth in the Charter and (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable SEC rules.

The audit committee assists our Board of Directors in overseeing:

•	our financial reporting, auditing and internal control activities, including the integrity of our financial statements;
•	our compliance with legal and regulatory requirements;
•	the independent auditor’s qualifications and independence; and
•	the performance of our internal audit function and independent auditor.

The audit committee is also responsible for engaging our independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls.

During the fiscal year ended December 31, 2011, all of the members of the audit committee voted to approve the filing of the Company’s Annual and Quarterly Reports.

The audit committee’s report on our financial statements for the fiscal year ended December 31, 2011 is discussed below under the heading “Audit Committee Report.”

Nominating and Corporate Governance Committee

The Company has a standing nominating and corporate governance committee currently composed of all members of the Board. Mr. Michelson is the chair of our nominating and corporate governance committee. During 2011, the nominating and corporate governance committee met once. The Board adopted a Charter for the Nominating and Corporate Governance Committee in January 2008 which was amended and restated in February 2012. The nominating and corporate governance committee charter is available on the Company’s website at http://www.arctreit.com by clicking on “Amended and Restated Nominating and Corporate

Governance Committee Charter.” We have not adopted a specific policy regarding the consideration of director nominees recommended to our nominating and corporate governance committee by stockholders. The nominating and corporate governance committee is responsible for the following:

•	providing counsel to the Board of Directors with respect to the organization, function and composition of the Board of Directors and its committees;
•	overseeing the self-evaluation of the Board of Directors and the Board of Director’s evaluation of management;
•	periodically reviewing and, if appropriate, recommending to the Board of Directors changes to, our corporate governance policies and procedures; and
•	identifying and recommending to the Board of Directors potential director candidates for nomination.

Compensation Committee

The Board of Directors established a compensation committee on February 20, 2012. The compensation committee is comprised of Leslie D. Michelson, William G. Stanley and Robert H. Burns, each of whom is an independent director. Mr. Michelson is the chair of our compensation committee. The charter of the compensation committee is available to any shareholder who sends a request to American Realty Capital Properties, Inc., 405 Park Avenue, 15th Floor, New York, NY 10022. The compensation committee charter is also available on the Company’s website at http://www.arctreit.com by clicking on “Compensation Committee Charter.” In addition, all of the members of our compensation committee are “non-employee directors” within the meaning of the rules of Section 16 of the Exchange Act and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). During 2011, the compensation committee met once. The principal functions of the compensation committee are to:

•	approve and evaluate all compensation plans, policies and programs as they affect the Company’s executive officers;
•	review and oversee management’s annual process, if any, for evaluating the performance of our senior officers and review and approve on an annual basis the remuneration of our senior officers;
•	oversee our equity incentive plans, including, without limitation, the issuance of stock options, restricted shares of Common Stock, restricted stock units, dividend equivalent shares and other equity-based awards;
•	assist the Board of Directors and the chairman in overseeing the development of executive succession plans; and
•	determine from time to time the remuneration for our non-executive directors.

Conflicts Committee

The Company has a standing conflicts committee which consists of Leslie D. Michelson, William G. Stanley and Robert H. Burns, each of whom is an independent director. Mr. Michelson is the chair of our conflicts committee. The Board adopted a charter of the conflicts committee in January 2008. The charter of the conflicts committee is available on the Company’s website at http://www.arctreit.com by clicking on “Conflicts Committee Charter.”

The primary purpose of the conflicts committee is to approve transactions, and resolve other conflicts of interest, between the Company and its subsidiaries, on the one hand, and ARC or any executives or directors, or their respective affiliates, on the other hand. The conflicts committee is responsible for reviewing and approving all transactions with affiliated parties, all purchase or leases of properties from or sales or leases to an affiliate, and reviewing and approving all agreements and amendments to agreements between the Company and affiliates, including ARC and its subsidiaries.

The conflicts committee reviews our policies and reports to confirm that they are being followed by us and are in the best interests of our stockholders.

Certain of the factors considered by the conflicts committee are set forth in the financial statements (including the notes thereto) and Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in our Annual Report on Form 10-K for the year ended December 31, 2011. The conflicts committee reviewed the material transactions between ARC, our Former Advisor and their respective affiliates, on the one hand, and us, on the other hand, which occurred during the fiscal year ended December 31, 2011. The conflicts committee has determined that all our transactions and relationships with ARC, Former Advisor and their respective affiliates during the fiscal year ended December 31, 2011 were fair and were approved in accordance with the policies referenced in “Certain Relationships and Related Transactions” below.

Director Independence

The Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the listing standards of NASDAQ. Based upon information solicited from each nominee, the Board of Directors has affirmatively determined that Leslie D. Michelson, William G. Stanley and Robert H. Burns have no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) and are “independent” within the meaning of NASDAQ’s director independence standards. There are no familial relationships between any of our directors and executive officers.

Stockholders who would like to propose an independent director candidate for the consideration of the Board of Directors may do so by following the procedures under the section entitled “Stockholder Proposals for the 2013 Annual Meeting — Stockholder Proposals and Nominations for Directors to Be Presented at Meetings” beginning on page 34 of this Proxy Statement.

Communications with the Board of Directors

The Company’s stockholders may communicate with the Board of Directors by sending written communications addressed to such person or persons in care of American Realty Capital Trust, Inc., 405 Park Avenue, New York, NY 10022, Attention: Susan E. Manning, Chief Accounting Officer and Secretary. Ms. Manning will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors. If the Board of Directors modifies this process, the revised process will be posted on the Company’s website.

COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS,
DIRECTORS AND CERTAIN STOCKHOLDERS

Directors and Executive Officers

The table set forth below lists the names and ages of each of the nominees as of the date of this Proxy Statement and the position and office that each nominee currently holds with the Company:

Name	Age	Principal Occupation and Positions Held
Nicholas S. Schorsch	51	Chairman of the Board of Directors
William M. Kahane	64	President, Chief Executive Officer and Director
Brian D. Jones	43	Chief Financial Officer and Treasurer
Susan E. Manning	52	Chief Accounting Officer and Secretary
Leslie D. Michelson	61	Independent Director
William G. Stanley	56	Independent Director
Robert H. Burns	82	Independent Director

Please see the section entitled “Business Experience of Nominees” beginning on page 5 for biographical information about Messrs. Schorsch, Kahane, Michelson, Stanley and Burns.

Brian D. Jones

Brian D. Jones was appointed as the chief financial officer and treasurer of our Company in March 2012. Mr. Jones, 43, has also served as senior vice president, managing director and head of Investment Banking at Realty Capital Securities, LLC and ARC from September 2010 through February 2012. Prior to joining Realty Capital Securities, LLC and ARC, Mr. Jones was a director in the real estate investment banking group at Robert W. Baird & Co. from February 2008 through August 2010. From January 2005 through November 2007, Mr. Jones was an executive director in the real estate investment banking group at Morgan Stanley & Co. Prior to that, Mr. Jones worked in the real estate investment banking group at RBC Capital Markets from February 2004 through February 2005. From October 1997 through February 2001, Mr. Jones worked in the real estate investment banking group at PaineWebber. He also founded in February 2001 and operated through February 2004 an independent financial consulting firm focused on strategic advisory and private capital raising for real estate investment firms. From September 1990 to October 1997, Mr. Jones worked in the real estate tax advisory group at Coopers & Lybrand, LLP, where he was a manager focused on REIT and partnership tax structuring. Mr. Jones is responsible for the accounting, finance and reporting functions at the Company. He has more than 17 years of experience advising public and private real estate companies and executing a broad range of complex strategic and capital markets transactions, including approximately $9 billon of capital markets transactions, $10 billion of real estate acquisitions and dispositions and $35 billion of corporate mergers and acquisitions. Mr. Jones is a Certified Public Accountant, licensed in California since 1993, and is a member of CSCPA, ULI and NAREIT. Mr. Jones also has Series 7, 24 and 63 licenses. Mr. Jones received a B.S. with honors in Agricultural and Managerial Economics from the University of California at Davis and an M.S. in Taxation from Golden State University.

Susan E. Manning

Susan E. Manning, 52, was appointed as the chief accounting officer and secretary in March 2012. She has also served as our Controller from September 2009, served as the Controller of Business Development Corporation of America from its inception in May 2010 through February 2012, served as the Controller of American Realty Capital Trust III, Inc. from its inception in October 2010 through February 2012, served as the Controller of American Realty Capital Properties, Inc. from its inception in December 2010 through February 2012, and served as the Controller of American Realty Capital New York Recovery REIT, Inc. from its inception in October 2009 to September 2010. Prior to joining ARC and its affiliates, from March 2006 to May 2009, Ms. Manning was the Controller at Luminent Mortgage Capital, Inc., a mortgage REIT with a $10.0 billion investment portfolio. From May 2003 to February 2006, Ms. Manning was a vice president at MBNA Corp., a credit card issuer with over $62 billion in assets where she coordinated accounting and reporting with the company’s international subsidiaries. From September 1998 to May 2003, Ms. Manning was a vice president at American Business Financial Services, a publicly traded mortgage company where she was responsible for financial reporting and accounting policy. From September 1990 to September 1998, Ms. Manning was an audit manager for Ernst and Young, LLP. Ms. Manning is a Certified Public Accountant and has an M.B.A. from Saint Joseph’s University.

Compensation of Directors

The following table sets forth information regarding compensation of our directors during the fiscal year ended December 31, 2011:

Name	Fees Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total Compensation ($)
Nicholas S. Schorsch(1)	$—	$—	$—	$—	$—	$—	$—
William M. Kahane(1)	—	—	—	—	—	—	—
Leslie D. Michelson(2)	128,862	30,000		—	—	—	158,862
William G. Stanley(3)	—	154,362	—	—	—	—	154,362
Robert H. Burns(4)	—	118,362	—	—	—	—	118,362

(1)	Mr. Schorsch, who was an executive of the Company until the Internalization, and Kahane, who is an executive of the Company, each received no additional compensation for serving as directors.
(2)	Mr. Michelson earned fees in the amount of $103,167 for services as a director during the fiscal year ended December 31, 2011. The payment of $128,862 represents $86,667 and $41,195 for services during the years ended December 31, 2011 and 2010, respectively.
(3)	Mr. Stanley earned fees in the amount of $99,417 for his services as a director during the fiscal year ended December 31, 2011 of which $124,362 was paid in stock as of December 31, 2011 representing $82,917 and $40,195 for services rendered during the years ended December 31, 2011 and 2010, respectively.
(4)	Mr. Burns earned fees in the amount of $62,917 for his services as a director during the fiscal year ended December 31, 2011 of which $88,362 was paid in stock as of December 31, 2011 representing $56,167 and $30,945 for services rendered during the years ended December 31, 2011 and 2010, respectively.

Prior to the Internalization, our independent directors each earned a retainer of $30,000 per year, plus $2,000 for each Board or Board committee meeting the director attended in person ($2,500 for attendance by the chairperson of the audit committee at each meeting of the audit committee) and $1,500 for each meeting the director attended by telephone and $750 per transaction reviewed and voted upon via electronic Board meeting up to a maximum of $2,250 for three or more transactions reviewed and voted upon per meeting. If there was a meeting of the Board and one or more committees in a single day, the fees were limited to $2,500 per day ($3,000 for the chairperson of the audit committee if there is a meeting of such committee). Our Board also may approve the acquisition of real property and other related investments valued at $20,000,000 or less, and in which any portfolio of properties is valued in the aggregate of $75,000,000, via electronic Board meetings whereby the directors cast their votes in favor or against a proposed acquisition via email.

Effective upon the Internalization, based on the recommendations of FTI Consulting, our Board of Directors approved an increase in the annual retainer paid to our independent directors to $65,000 per year (pro rated for 2012), payable 50% in cash and 50% in restricted stock that will vest based upon the period that the independent director is elected or appointed to serve (i.e., in the event the independent director is elected or appointed to serve a three year term, the vesting period will be three years). In addition, our independent directors will continue to earn attendance fees, and will earn additional annual cash retainers (pro rated for 2012), each as described below.

Mr. Michelson will receive an annual retainer of $15,000 for serving as chair of the audit committee and each other member of the audit committee will receive an annual retainer of $7,500. Mr. Michelson will also receive annual retainers of $10,000 for serving as chair of each of the compensation committee and $7,500 for serving as chair of the nominating and corporate governance committee. Members of the compensation committee and the nominating and corporate governance committee will receive annual retainers of $5,000 and $4,000, respectively.

Separate from the annual compensation payable to our independent directors, in order to ensure that our independent directors have a meaningful ownership stake in us and that their interests are aligned with those of our stockholders, our independent directors each received a one-time award of $50,000 of restricted shares of our Common Stock and nonqualified stock options to purchase shares of our Common Stock, in each case vesting annually over a 5-year period. Following the consummation of our Internalization, our independent directors will continue to receive an annual award of 3,000 stock options as described below, but will no longer be entitled to receive annual grants of restricted stock as described below.

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors.

We have reserved 1,000,000 shares of Common Stock for future issuance upon the exercise of stock options that may be granted to our independent directors pursuant to our Stock Option Plan. During the fiscal year ended December 31, 2011, we granted 27,000 shares at $10.00 per share, each with a two year vesting period and an expiration of 10 years.

Additionally, our Restricted Share Plan, adopted in January 2010, provides for the automatic grant of 3,000 restricted shares of Common Stock to each of our independent directors, without any further action by our Board of Directors or the stockholders on the date of initial election to the Board and on the date of each annual stockholder’s meeting. The Restricted Share Plan was approved for amendment by the Board in February 2012. The restricted shares vest in five equal installments at 20% per annum following the first anniversary of the grant date. The total number of restricted shares of Common Stock that may be issued under the Restricted Share Plan, as amended in February 2012, is 18,480,000 or 7.7% of our authorized shares. Prior to March 31, 2012, 18,000 shares were granted to independent directors and 1.5 million shares were issued to the Former Advisor under the Restricted Share Plan. Upon the listing of the Company’s common stock on March 1, 2012, all unvested restricted shares that had previously been granted became fully vested. For the three months ended March 31, 2012, the Company recognized $12.9 million of share based compensation expense for the vesting of shares that took place upon the Listing, and $0.3 million was recognized in general and administrative expenses related to the scheduled vesting of shares. If a director is also an employee of the Company or its affiliates, we do not pay compensation for services rendered as a director.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2011 regarding outstanding awards and shares remaining for future issuance under the Company’s stock option plan.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	27,000	$10.00	973,000
Equity compensation plans not approved by security holders	1,509,000	N/A	891,000
Total	1,536,000	$10.00	1,864,000

Stock Option Plan

In January 2008, our Stock Option Plan was approved by our Board of Directors and stockholders. Pursuant to our Stock Option Plan, our independent directors are eligible to receive annual nondiscretionary awards of nonqualified stock options. The Stock Option Plan is designed to enhance our profitability and value for the benefit of our stockholders by enabling us to offer independent directors stock-based incentives, thereby creating a means to raise the level of equity ownership by such individuals in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and our stockholders.

We have authorized and reserved 1,000,000 shares of our Common Stock for issuance under our Stock Option Plan. The Board of Directors may make appropriate adjustments to the number of shares available for awards and the terms of outstanding awards under our stock option plan to reflect any change in our capital structure or business, stock dividend, stock split, recapitalization, reorganization, merger, consolidation or sale of all or substantially all of our assets.

Our Stock Option Plan provides for the automatic grant of a nonqualified stock option to each of our independent directors, without any further action by our Board of Directors or the stockholders, to purchase 3,000 shares of our Common Stock on the date of each annual stockholder’s meeting. The exercise price for all stock options granted under our Stock Option Plan will be equal to the fair market value of a share on the last business day preceding the annual meeting of stockholders. The term of each such option will be 10 years. Options granted to non-employee directors will vest and become exercisable on the second anniversary of the date of grant, provided that the independent director is a director on the Board of Directors on that date.

Notwithstanding any other provisions of our stock option plan to the contrary, no stock option issued pursuant thereto may be exercised if such exercise would jeopardize our status as a REIT under the Internal Revenue Code of 1986, as amended. The total number of options granted will not exceed 10% of the total outstanding shares at the time of grant. During the year December 31, 2011, vested options to purchase 18,000 shares at $10.00 per share and unvested options to purchase 9,000 shares at $10.00 per share remained outstanding with a weighted average contractual remaining life of approximately 7.3 years.

Restricted Share Plan

In January 2010, the Board of Directors adopted our Restricted Share Plan. The Board approved amendments to the Restricted Share Plan in February 2012. The Restricted Share Plan provides for the automatic grant of 3,000 restricted shares of Common Stock to each of the independent directors, without any further action by the Board of Directors or the stockholders, on the date of each annual stockholder’s meeting. Restricted stock issued to independent directors will vest over a five-year period following the first anniversary of the date of grant in increments of 20% annually. The Restricted Share Plan provides us with the ability to grant awards of restricted shares to our directors, officers and employees, employees of entities that provide services to us, directors of entities that provide services to us, certain of our consultants or to entities that provide services to us. The total number of common shares reserved for issuance under the Restricted Share Plan is equal to 7.7% of our authorized shares of Common Stock, or 18,480,000 shares.

Restricted share awards entitle the recipient to Common Stock under terms that provide for vesting over a specified period of time or upon attainment of pre-established performance objectives. Such awards would typically be forfeited with respect to the unvested shares upon the termination of the recipient’s employment or other relationship with us. Restricted shares may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. Holders of restricted shares may receive cash distributions prior to the time that the restrictions on the restricted shares have lapsed. Any distributions payable in Common Stock will be subject to the same restrictions as the underlying restricted shares. As of December 31, 2011, 9,000 shares had been issued to independent directors under the Restricted Share Plan at a fair value of $10.00 per share. The fair value of the shares will be expensed ratably over the five-year vesting period. For the year ended December 31, 2011, expense of $11,250 was recorded for the director restricted shares.

In June 2010, our independent directors approved and authorized the issuance of up to 1,500,000 restricted shares of Common Stock to our Former Advisor equaling 1% of the shares registered in connection with our initial public offering (excluding shares of Common Stock registered for issuance pursuant to the distribution reinvestment plan), subject to certain terms and conditions. On September 13, 2010, our Former Advisor granted 1,400,000 restricted shares to key executives. Of the total restricted shares granted, 50% vest over a five year period commencing with the two year anniversary of the grant date and remaining 50% vest only to the extent our net asset value plus distributions paid to stockholders equals 106% of the original selling price of our Common Stock. For the year ended December 31, 2011, $420,000 of expense was recorded for these restricted shares. All of the shares granted under the Restricted Share Plan prior to March 1, 2012 vested upon the Company’s listing on the NASDAQ on such date.

Compensation Discussion and Analysis

On March 1, 2012, the Company internalized the management services previously provided to it by our Former Advisor and its affiliates (the “Internalization”), concurrently with the listing of its Common Stock on The NASDAQ Global Select Market. The Former Advisor was wholly-owned by AR Capital, LLC which is majority-owned and controlled by Nicholas S. Schorsch, the Company’s chairman of the Board of Directors and William M. Kahane, the Company’s chief executive officer, president and director. Prior to our Internalization, we had no employees and our day-to-day management functions were performed by our Former Advisor and its affiliates. As a result of the Internalization, we became a self-administered and self-advised REIT with paid employees, including our named executive officers (“NEOs”), who consist of William M. Kahane, our president and chief executive officer, and Brian D. Jones, our chief financial officer and treasurer. See “Certain Relationships and Related Transactions” below for a discussion of fees and expenses payable to our Former Advisor and its affiliates.

The Board of Directors expects to align the interests of the executive officers with the interests of the Company and our stockholders on both a long and short-term basis in the form of cash salaries, grants of stock options, restricted shares of Common Stock, restricted stock units, dividend equivalent rights and/or other equity-based awards under the Total compensation is paid to management as discussed below.

We seek to attract and retain executives who can help the Company continue our track record of profitability, growth and total return to stockholders. To better align the interests of our executives with those of our stockholders in a pay-for-performance setting, most of each executive’s total compensation is variable through a combination of cash bonus and long-term equity awards. Total compensation to be paid to our NEOs is discussed below.

Executive Compensation Beginning in 2012

Employment Agreements

In March 2012, the Company entered into employment agreements (the “Employment Agreements”) with each of the NEO’s. The Employment Agreements provide for three-year terms that will automatically renew for additional one-year periods unless either party provides 60 days notice of non-renewal prior to the end of the then current term. Under his Employment Agreement, Mr. Kahane will serve as the Chief Executive Officer and President of the Company and report directly to the Board. Under his Employment Agreement, Mr. Jones will serve as Executive Vice President, Chief Financial Officer and Treasurer of the Company and report to the Chief Executive Officer of the Company and the Board. Mr. Kahane’s Employment Agreement provides for a base salary of $1.00 per year and Mr. Jones’ Employment Agreement provides for a base salary of $325,000 per year. In addition, Mr. Jones will be entitled to a discretionary annual bonus in an amount up to his then current base salary (“Annual Cash Bonus”). The Employment Agreements provide that the Company will purchase life insurance policies on the lives of the executives to be owned by the executives, with the premiums paid by the Company, in the amount of $15.0 million for Mr. Kahane and $1.0 million for Mr. Jones. In addition, the Company will pay for annual physical exams for the executives, maintain, at its cost, supplemental renewable long-term disability insurance as agreed to between the Company and the executives, and, solely for Mr. Kahane, pay for or reimburse him for up to $35,000 per year for costs incurred by him in connection with tax preparation and financial planning assistance.

The Employment Agreements provide that in the event of the executive’s termination due to death, disability, without cause (as defined in the Employment Agreements), or, solely with respect to Mr. Kahane, upon a non-renewal of his Employment Agreement or his resignation for good reason (as defined in his Employment Agreement), the executive will be entitled to receive:

•	Subject to his execution of a release, any earned and unpaid base salary, amounts earned but unpaid under the Annual Plan and OPP Agreement (as defined and described below) (collectively, the “Incentive Plans”), expenses up to the date of termination (including pay in lieu of accrued, but unused vacation), and, solely in the case of Mr. Jones, any portion of his Annual Cash Bonus earned but unpaid for the prior year and pro rata portion of his Annual Cash Bonus for the year of termination.
•	To the extent not vested, full vesting of all restricted stock, stock options and awards held under the Incentive Plans.
•	A pro rated grant of any award the executive would have received under the Incentive Plans had he remained employed (solely in the case of Mr. Kahane, the foregoing will apply in the event of termination for any reason).
•	Continued participation, at the Company’s cost, in the Company’s healthcare, dental, vision, prescription drug, and in the case of Mr. Jones, disability plans in which the executive participated prior to termination for a period of 18 months following termination (the “Severance Period”), to the extent permitted or otherwise practicable under such plans. To the extent not permitted or otherwise practicable, the Company will take such actions as may be necessary to provide the executive with comparable benefits (without additional cost to the executive). If the executive engages in regular employment after termination, then any benefits received by him which are similar in nature to any of the forgoing plans will relieve the Company of it obligation to provide such comparable benefit to the extent of benefits so received.
•	During the Severance Period, the Company will also continue to pay the premium payments on the life insurance policies described above.

In the event of a change in control (as defined in the Employment Agreements), the executives will become 100% vested in any equity awards and will vest in any outstanding awards under the Incentive Plans. In addition, if Mr. Jones does not accept employment with ARC or its affiliate within six months following a change in control of the Company, he will be entitled to a lump sum payment equal to his then current annual base salary.

In addition, the Employment Agreements provide for restrictions on use of confidential information, and for a period of 12 months following termination for any reason other than by the Company without cause, or in the case of Mr. Kahane, non-renewal of his Employment Agreement by the Company, as a result of a change in control or for good reason, restrictions on solicitation and competition.

Annual Incentive Compensation Plan

In March 2012, the compensation committee adopted the Company’s Annual Incentive Compensation Plan (the “Annual Plan”). The Annual Plan is intended to be fair, reasonable and balanced and reflect a “best-of-class” program for our executive officers, including our NEOs, to motivate and reward them for performance while closely aligning their interests with those of our stockholders. Participants under the Annual Plan will be eligible to earn annual performance-based bonus awards from a pool established by the compensation committee upon initial adoption of the Annual Plan and for each subsequent fiscal year. The annual pool will be funded via both a discretionary component and a formulaic component. Funding of the discretionary component will be subject to the annual approval of the compensation committee based upon an assessment of corporate and individual performance relative to certain performance criteria and objectives to be determined by the Board. For each year, the maximum size of the annual pool will be calculated as the sum of:

•	Discretionary Component: an amount equal to up to a percentage of the Company’s stockholder’s book equity for the year (0.5% of the Company’s stockholder’s book equity on March 1, 2012 for fiscal 2012); and

•	Formulaic Component: an amount equal to a percentage (determined by the compensation committee) of any excess annualized funds from operations (“FFO”) in excess of an annual percentage return on the Company’s stockholder’s book equity (an amount equal to 20.0% of the Company’s annualized FFO in excess of 6.0% of its market capitalization as of March 1, 2012 for fiscal 2012).

Any annual award payable to a participant from an annual pool may be divided into the following three separate incentive compensation components, with payment in each case conditioned on the participant’s continued employment or service through the applicable payment date:

•	an annual cash bonus paid the following year after completion of the year-end audit;
•	a deferred cash bonus paid 1/3 on December 31 of each of the first, second and third calendar years following the year for which the annual award was earned; and
•	a long-term equity bonus in the form of restricted shares of Common Stock to the extent available for issuance under the Company’s equity incentive plans, paid the following year after completion of the year-end audit and vesting 1/3 on December 31 of each of the first, second and third calendar years following the year for which the annual award was earned, subject to the Participant’s continued employment or service through each vesting date.

To the extent restricted shares of Common Stock are not available for issuance under the Company’s equity incentive plans, the equity bonus will be paid as a deferred cash bonus.

For fiscal 2012, the compensation committee approved an allocation of 35% of the annual pool for Mr. Kahane which if earned will be payable as follows: 50% as a cash bonus; 25% as a deferred cash bonus; and 25% as restricted shares of Common Stock. As of the date of this Proxy Statement, it is anticipated that the compensation committee also will approve an allocation from the fiscal 2012 annual pool for Mr. Jones.

In the event of a termination of employment without cause (as defined in the Annual Plan), the Company’s failure to renew the participant’s service agreement at the expiration of its term, by the participant for good reason (solely to the extent provided and defined in the participant’s service agreement), or the participant’s death or disability, the participant will be entitled to: a pro rated cash bonus, deferred bonus (paid in the year following termination) and equity bonus for the year of termination. In addition, the participant will be paid any unpaid cash bonus and equity bonus for the prior year and will be entitled to accelerate vesting of any deferred bonus for a prior year and the amount of such bonus will be paid on the 60th day following termination. Any equity bonus for the year of termination will be paid in fully vested shares of the Common Stock to the extent available for issuance under the Company’s equity incentive plans, and if not available, the participant will receive a cash lump sum equal to the value of the stock, payable within ten days after the Company has received its approved audited financial statements for such year. Further, any restricted shares of Common Stock previously granted under the Annual Plan will become fully vested on the termination date.

In the event of a change in control (as defined in the Annual Plan), unless otherwise provided in the participant’s bonus award notice, the plan year will end as of the change of control and the participant will be eligible to receive cash bonuses, deferred bonuses and equity bonuses as equitably adjusted in accordance with the Annual Plan to reflect the shortened plan year. In addition, the participants will be entitled to accelerated vesting of any deferred bonus and restricted shares of Common Stock granted for a prior year, and any unpaid equity bonus will vest and be paid in cash.

Outperformance Award Agreements

In March 2012, the compensation committee approved the general terms and forms of the Company’s 2012 Outperformance Award Agreements (“OPP Agreements”) to be entered into with our executive officers, including our NEOs. This kind of arrangement is common in the REIT industry and provides our executive officers, including our NEOs, with long-term opportunities through which the participants will be able to potentially earn additional compensation only upon the attainment of stockholder value creation targets, thereby creating a direct alignment between the interests of the participants and our stockholders and ensuring that the participants are incentivized to maintain a long-term approach in our management.

Under the OPP Agreements, the NEOs will be eligible to earn performance-based bonus awards equal to a percentage of a pool that will be funded up to a maximum award opportunity (the “OPP Cap”) equal to 5% of the Company’s equity market capitalization on March 1, 2012, as adjusted within 30 – 60 days following the completion of the Company’s tender offer that was announced on March 1, 2012 (the “Initial Market Cap”). Subject to the OPP Cap, the pool will equal an amount to be determined based on the Company’s achievement of total return to stockholders, including both share price appreciation and Common Stock distributions (“Total Return”), for the three-year performance period consisting of March 1, 2012 through February 28, 2015 (the “Performance Period”); each 12 month period during the Performance Period (each an “Annual Period”) and the initial 24 month period of the Performance Period (the “Interim Period”), as follows:

Dollar Amount of Pool	Performance Period Hurdle	Annual Period Hurdle	Interim Period Hurdle
Absolute Component: 4% of any excess Total Return attained above an absolute hurdle measured over the Performance Period as follows:	21%	7%	14%
Relative Component:  4% of any excess Total Return attained above the Total Return for the performance period of the Peer Group*, subject to a ratable sliding scale factor as follows potentially reducing the amount calculated under the relative component based on achievement of cumulative Total Return measured from the beginning of such period:

• 100% of the relative component amount will be earned if the following cumulative Total Return is achieved:	18%	6%	12%
• 50% of the relative component amount will be earned if cumulative Total Return achieved is:	0%	0%	0%
• 0% of the relative component amount will be earned if cumulative Total Return achieved is less than:	0%	0%	0%
• a percentage from 50% to 100% of the relative component amount calculated by linear interpolation will be earned if the cumulative Total Return achieved is between:	0% – 18%	0% – 6%	0% – 12%

*	The “Peer Group” is comprised of the following companies: CapLease, Inc.; Entertainment Properties Trust, Inc.; Getty Realty Corporation; Lexington Realty Trust; National Retail Properties, Inc.; and Realty Income Corporation.

The sliding scale factor above is intended to further ensure that the interests of participants with OPP Agreements are aligned with our investors.

Unless otherwise specifically provided in the NEO’s service agreement: (i) in the event of the NEO’s termination without cause (as defined in the OPP Agreements) or failure by the Company to renew the NEO’s service agreement, or by the NEO for good reason (solely to the extent provided and defined in the NEO’s service agreement) (a “Qualified Termination”), on or prior to February 28, 2015, the NEO’s award will be calculated as of the end of the next Annual Period and as of February 28, 2015 and the NEO will be entitled to the higher amount which will be fully vested; (ii) in the event of the NEO’s termination due to death or disability on or prior to February 28, 2015, the NEO’s award will be calculated as of the end of the next Annual Period and any earned amount will be fully vested; and (iii) in the event of a Qualified Termination or termination due to death or disability after February 28, 2015, any earned amounts will be fully vested.

In the event of a resignation by the NEO due to an un-consented substantial adverse change in the NEO’s employment or service as described in the OPP Agreements following a change in control (as defined in the OPP Agreements) on or prior to February 28, 2015, the NEO’s award will be calculated as of the end of the next Annual Period and as of February 28, 2015 and the NEO will be entitled to the higher amount which will be fully vested. Any amount earned prior to such resignation will be fully vested as of the change in control.

Following the Performance Period, the final aggregate pool will be calculated, subject to the OPP Cap. The compensation committee has approved an allocation of 35% of the pool to Mr. Kahane. The actual value of the maximum amount that may be earned by Mr. Kahane will be determined following the final determination of the Initial Market Cap and the OPP Cap. As of the date of this Proxy Statement, it is anticipated that the compensation committee also will approve an allocation from the pool for Mr. Jones.

Any amounts earned under the OPP Agreements will be issued in the form of LTIP Units, which represent interests in the Operating Partnership that are structured as a profits interest in the Operating Partnership. Subject to the NEO’s continued employment or service through each vesting date, 25% of any LTIP Units earned will vest on February 28, 2015, 25% on February 28, 2016 and 50% on February 28, 2017. The NEO will be entitled to receive distributions relating to his LTIP Units to the extent provided for in the Amended and Restated Partnership Agreement. This vesting period is intended to create, in the aggregate, up to a five-year retention period with respect to the participants in our outperformance program.

Other Benefits

Effective upon the consummation of our Internalization, our executive officers, including our NEOs, became eligible to participate in company-sponsored benefit programs made broadly available to all of our salaried employees.

Compensation Risks

The compensation committee, with assistance from its independent compensation consultant, reviewed the elements of executive and non-executive compensation to determine whether they encourage excessive risk-taking and concluded that:

•	significant weighting towards long-term incentive compensation discourages short-term risk-taking;
•	performance goals are set to avoid creating incentives for excessive risk-taking and their achievement does not automatically entitle management to formulaic cash bonuses or equity awards, which are at the discretion of the compensation committee; and
•	vesting schedules for restricted stock, LTIP units and non-qualified stock options cause management to have a significant amount of unvested awards at any given time.

The compensation committee focuses primarily on the compensation of named executive officers because risk-related decisions depend predominantly on their judgment. The compensation committee believes that risks arising from our policies and practices for compensating employees are not reasonably likely to have a material adverse effect on the Company. As described in “Compensation Discussion and Analysis,” the compensation committee endeavors to put in place for management incentives that cultivate a level of risk-taking behavior consistent with our business strategies and relies to a significant extent on subjective considerations to temper the potential for formulae or objective factors to influence risk-taking.

Tax and Accounting Implications

Our compensation committee may consider the tax treatment of compensation paid to our executive officers while simultaneously seeking to provide our executives with appropriate rewards for their performance. Under Code Section 162(m), we may not deduct compensation of more than $1.0 million paid to any “covered employee” unless the compensation is paid pursuant to a plan which is performance related, nondiscretionary and has been approved by our stockholders. To the extent that such compensation paid to our executive officers is subject to and does not qualify for deduction under Code Section 162(m), our compensation committee is prepared to exceed the limit on deductibility under Code Section 162(m) to the extent necessary to ensure our executive officers are compensated in a manner consistent with our best interests and those of our stockholders. In order to maintain our REIT qualification and to generally not be subject to U.S. federal income and excise tax, we have distributed and intend to continue to distribute all or substantially all of our net taxable income each year to holders of our Common Stock. The loss of a deduction pursuant to Code Section 162(m) would effectively increase our net taxable income and the amount that we would need to distribute in order to generally not be subject to U.S. federal income or excise tax.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis to be included in this Proxy Statement. Based on the reviews and discussions referred to above, the compensation committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee of the Board of Directors:
Leslie D. Michelson, Chair William G. Stanley Robert H. Burns

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of the Common Stock as of April 19, 2012 by:

•	each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;
•	each of the Company’s officers and directors; and
•	all of the Company’s officers and directors as a group.

	Common Stock Beneficially Owned
Name of Beneficial Owner(1)	Number of Shares of Common Stock(2)		Percentage of Class
AR Capital, LLC(3)	20,000		*
Nicholas S. Schorsch, Chairman of the Board	993,240		*
William M. Kahane, President, Chief Executive Officer and Director	261,451		*
Susan E. Manning, Chief Accounting Officer and Secretary	5,000		*
Brian D. Jones, Chief Financial Officer and Treasurer	11,450		*
Leslie D. Michelson, Independent Director(4)	23,046		*
William G. Stanley, Independent Director(5)	91,219		*
Robert H. Burns, Independent Director(6)	88,730		*
All directors and executive officers as a group (seven persons)	1,489,215	(7)	*

*	Less than 1%.
(1)	The business address of each individual or entity listed in the table is 405 Park Avenue, New York, New York 10022.
(2)	Based on 158,474,862 shares of common stock outstanding as of April 19, 2012. In accordance with SEC rules, each listed person’s beneficial ownership includes all shares of our Common Stock the person actually owns beneficially or of record, all shares of our Common Stock over which the person has or shares voting or dispositive control and all shares the person has the right to acquire within 60 days (such as shares of restricted Common Stock which are scheduled to vest within 60 days).
(3)	AR Capital, LLC is directly or indirectly owned by Nicholas S. Schorsch, William M. Kahane, Peter M. Budko, Brian S. Block and Edward M. Weil, Jr. and controlled by Nicholas S. Schorsch and William M. Kahane.
(4)	Shares owned by Mr. Michelson include options to purchase 9,000 shares of common stock, 6,550 shares issued for Board related services in lieu of cash consideration, 1,496 shares issued under the Distribution Reinvestment Plan and 6,000 restricted shares of common stock which vested upon the Company’s listing of its common stock on NASDAQ.
(5)	Shares owned by Mr. Stanley include options to purchase 9,000 shares of common stock, 20,451 shares issued for Board related services in lieu of cash consideration, 11,323 shares issued under the Distribution Reinvestment Plan, 44,444 shares purchased by Mr. Stanley and 6,000 restricted shares of common stock which vested upon the Company’s listing of its common stock on NASDAQ.
(6)	Shares owned by Mr. Burns include options to purchase 9,000 shares of common stock, 16,451 shares issued for Board-related services in lieu of cash consideration, 12,835 shares issued under the Distribution Reinvestment Plan, 44,444 shares purchased by Mr. Burns and 6,000 restricted shares of common stock which vested upon the Company’s listing of its common stock on NASDAQ.
(7)	Includes 20,000 shares held by AR Capital, LLC. See footnote 3.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Internalization

On March 1, 2012, the Company consummated the Internalization, pursuant to which the Company internalized the management services previously provided to it by its former sponsor, ARC, and its affiliates, including our Former Advisor (as defined below) and our Former Property Manager (as defined below). ARC is majority-owned and controlled by Nicholas S. Schorsch, the Company’s chairman of the Board of Directors and William M. Kahane, the Company’s chief executive officer, president and director. In connection with the Internalization, the Company entered into the following agreements:

Asset Purchase Agreement for Furniture, Fixtures, Equipment and Other Assets

Effective as of March 1, 2012, the Company, in its capacity as the general partner of the Operating Partnership, entered into an Asset Purchase and Sale Agreement (the “Asset Purchase Agreement”) with ARC. Pursuant to the Asset Purchase Agreement, ARC sold to the Operating Partnership certain furniture, fixtures, equipment and other assets used by the Company and the Operating Partnership in their business and operations for an aggregate purchase price of $7,338,000.00, which includes the reimbursement of certain costs and expenses incurred by ARC.

Our Former Advisor

Amendment and Acknowledgment of Termination of Amended and Restated Advisory Agreement

From our inception through our Internalization, our day-to-day operations were managed by our Former Advisor, a wholly-owned subsidiary of ARC under the supervision of the Board of Directors, pursuant to the terms and conditions of that certain Amended and Restated Advisory Agreement, dated June 2, 2010 (the “Advisory Agreement”).

Effective as of March 1, 2012, the Company and the Operating Partnership entered into an Amendment and Acknowledgement of Termination of Amended and Restated Advisory Agreement (the “Amendment and Acknowledgement of Termination”) with our Former Advisor. Pursuant to the Amendment and Acknowledgement of Termination, the Company and the Operating Partnership provided the Former Advisor with notice of termination of the Advisory Agreement, effective as of 5:00 p.m. Eastern Time, on April 30, 2012 (the “Termination Date”), in accordance with the terms thereof. In respect of the period from March 1, 2012 through and including the Termination Date, the Company paid the Former Advisor an asset management fee in the amount of $3,600,000 (for two months, based on 0.083% of the contract purchase price of all the owned, directly or indirectly, by the Company or the Operating Partnership at the end of the immediately preceding month). Additionally, the Amendment and Acknowledgement of Termination amended the Advisory Agreement to provide that the Company shall have the right, in its sole and absolute discretion, to extend the Termination Date for up to three (3) consecutive one-month periods (each such one-month period, an “Extension Period”) by providing prior written notice to the Former Advisor at least five (5) business days prior to the then applicable Termination Date, and in respect of each Extension Period, the Company shall pay to our Former Advisor, in advance on or prior to the first day of each Extension Period, an additional asset management fee in the amount of 0.083% of the contract purchase price of all the properties owned, directly or indirectly, by the Company or the Operating Partnership, at the end of the immediately preceding month. The parties to the Amendment and Acknowledgment of Termination also agreed that the amounts described herein are the only amounts payable by the Company or the Operating Partnership pursuant to the Advisory Agreement, as amended, following March 1, 2012 and that neither the Former Advisor nor any of its affiliates shall be entitled to any other fees or amounts that are otherwise payable by the Company or the Operating Partnership pursuant to the Advisory Agreement following March 1, 2012; provided, however, that the Former Advisor or its affiliates will not be prohibited from earning the subordinated incentive fee to the extent it is entitled to do so under the Company’s Charter.

Prior to the Internalization, our Former Advisor and its affiliates were paid certain acquisition, financing, asset management and other fees in connection with services provided to us and were entitled to reimbursement for certain expenses, including certain expenses relating to our prior continuous public offering of Common Stock.

Pursuant to the Advisory Agreement, we had agreed to pay to our Former Advisor an asset management fee equal to 1% of the gross purchase price of our assets. We also agreed to pay to our Former Advisor 1.0% of the gross purchase price of each property or asset that we had acquired, as an acquisition fee, along with reimbursement of acquisition expenses. We also paid to our Former Advisor a financing coordination fee equal to 1.0% of the amount available under any debt financing that we had obtained and used for the acquisition of properties and other investments. Total acquisition and finance coordination fees incurred for the year ended December 31, 2011 were approximately $20.8 million and $4.8 million, respectively. Asset management fees of $5.6 million were incurred for the year ended December 31, 2011. Our Former Advisor elected to waive (not defer) $9.7 million of asset management fees during the fiscal year ended December 31, 2011.

There were no outstanding payables to our Former Advisor or its affiliates as of December 31, 2011. The total compensation paid to our Former Advisor during 2011, exclusive of reimbursements, was approximately $22.6 million.

Our Former Dealer Manager

The dealer manager for our prior continuous public offering of shares of Common Stock was Realty Capital Securities, LLC (our “Former Dealer Manager”), a wholly-owned subsidiary of ARC, pursuant to the terms of a dealer manager agreement. We had agreed to pay our Former Dealer Manager 7% of the gross offering proceeds from our prior continuous public offering, except that no selling commissions were to be paid on shares sold under our distribution reinvestment plan. Additionally, we agreed to pay to our Former Dealer Manager a dealer manager fee equal to 3% of the gross offering proceeds sold in our prior continuous public offering through broker-dealers. This agreement terminated in accordance with its terms at the closing of our prior continuous offering on July 18, 2011.

The total fees and commissions paid to our Former Dealer Manager during 2011 were approximately $114.8 million. As of December 31, 2011, substantially all of the sales commissions payable to our Former Dealer Manager were re-allowed to broker-dealers that participated in our prior continuous public offerings and our Operating Partnership’s prior private placement.

Our Former Property Manager

From our inception through our Internalization, our properties were managed by our Former Property Manager under the supervision of our Board of Directors, pursuant to the terms and conditions of a property management agreement with our Former Property Manager. Our Former Property Manager also conducted the leasing and management of the Company’s real estate properties. We did not pay any property management or other fees due to our Property Manager pursuant to the property management agreement.

Effective as of March 1, 2012, the Company’s indirectly wholly-owned subsidiary, ARCT TRS Corp. (the “TRS”), entered into a Securities Purchase and Sale Agreement (the “Securities Purchase Agreement”) with ARC. Pursuant to the Securities Purchase Agreement, ARC sold to the TRS all of the issued and outstanding membership interests in our Former Property Manager for an aggregate purchase price of $10.00 and our Former Property Manager agreed to waive any fees payable by us under the property management agreement.

Form of Incentive Listing Fee Note

On March 1, 2012, the Board approved a form of promissory note (the “Note”) that, if earned, may be issued by the Company to ARC in connection with the listing of the Common Stock on NASDAQ. The Note, if issued, will bear interest at the applicable federal rate established by the Internal Revenue Service on the date of issuance, payable quarterly in arrears. The principal amount of the Note will be an amount equal to 15.0% of the amount, if any, by which (a) the market value of the Common Stock, based on the average market value of the shares of Common Stock issued and outstanding at listing over the 30 trading days beginning August 18, 2012, which is the 180th day after shares of the Common Stock were first listed on NASDAQ plus distributions paid by the Company from and after May 21, 2008 and prior to such listing, exceeds (b) the sum of the total amount of capital raised from stockholders during the Company’s prior continuous initial public offering and the amount of cash flow necessary to generate a 6.0% annual cumulative, non-compounded return to such stockholders through the date of listing. ARC has the right to require that the Company prepay the outstanding principal amount of the Note with the net cash proceeds from any asset sale by the Company or the Operating Partnership. The Note will mature on the third anniversary of the date it is issued, subject to ARC’s right to convert any unpaid portion of the Note into shares of the Common Stock on or after the maturity date. The number of shares that will be issued upon such conversion will be valued at the average market value of the Common Stock over the 30 trading days beginning August 18, 2012.

PROPOSAL 2 — APPROVAL OF AMENDMENTS AND RESTATEMENTS TO THE CHARTER

As a result of our operations as a non-traded REIT subject to the NASAA Statement of Policy Regarding Real Estate Investment Trusts (the “NASAA REIT Guidelines”) prior to the listing of our Common Stock on NASDAQ on March 1, 2012, our Charter contains numerous provisions that are not applicable to exchange-traded REITs and other companies, including our competitors. In connection with the listing of our Common Stock on NASDAQ, we are seeking a vote to amend and restate the Charter, substantially in the form of Exhibit A to this Proxy Statement, to reflect the fact that we are no longer subject to the NASAA REIT Guidelines, which makes the changes described below and other modifications of a ministerial nature that are necessary in view of the changes being proposed. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions which are no longer applicable to us or which need to be updated, and the necessary renumbering and lettering of remaining provisions. The following description of certain amendments to the Charter is intended to be a summary only. The summary is qualified in its entirety by the full text of the Articles of Amendment and Restatement that is attached hereto as Exhibit A:

•	Delete the NASAA REIT Guidelines requirement that our stockholders meet certain suitability criteria.
•	Delete the NASAA REIT Guidelines requirement that the Board be comprised of at least three directors. Under the MGCL, the Board may be comprised of as few as one director. Also remove the requirement that a majority of the Board consist of Independent Directors (as defined by the NASAA REIT Guidelines). While NASDAQ rules would require that a majority of our directors be independent in order for us to list our shares, the NASDAQ definition of independence is much less restrictive than the NASAA REIT Guidelines definition.
•	Delete the NASAA REIT Guidelines requirements that any director have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets we acquire and that at least one Independent Director have at least three years of relevant real estate experience.
•	Delete the NASAA REIT Guidelines requirement that certain specified matters be approved by our Independent Directors.
•	Delete the provisions related to the appointment of, supervision of, and payment of enumerated fees to, an advisor (other than the payment of a subordinated incentive listing fee), and related provisions.
•	Delete the NASAA REIT Guidelines provisions limiting our investment objectives and restricting us from making certain investments, operating in a certain manner and incurring a certain level of debt.
•	Delete the NASAA REIT Guidelines provisions restricting transactions between us and our advisor, our sponsor, any director or any of their affiliates unless certain approvals are obtained and certain determinations are made. The MGCL already contains a provision subjecting a transaction between a corporation and any of its directors or any other entity in which any of its directors is a director or has a material financial interest to voidability unless the transaction is approved by the affirmative vote of a majority of disinterested directors or a majority of the votes cast by disinterested stockholders or is fair and reasonable to the corporation.
•	Delete the NASAA REIT Guidelines restriction on distributions in kind.
•	Delete the NASAA REIT Guidelines requirements that (a) an annual meeting of stockholders be held no less than 30 days after delivery of our annual report, (b) a director receive the affirmative vote of a majority of the shares present in order to be elected (the MGCL requires only a plurality of the votes cast), and (c) a special meeting of stockholders be called upon the request of the holders of at least 10% of the outstanding shares entitled to vote (under the MGCL, the percentage required to call a meeting can be as high as a majority).
•	Delete the NASAA REIT Guidelines restrictions on voting by directors and their affiliates.

•	Delete the NASAA REIT Guidelines requirement that we make all of our records available for inspection by any stockholder. The MGCL permits access only to corporate documents, including bylaws, minutes of stockholder proceedings, annual statements of affairs, voting trust agreements and statements of stock and securities issued during certain specified periods.
•	Delete the NASAA REIT Guidelines requirement that we provide a copy of our stockholder list to any stockholder upon request. The MGCL requires only that the stockholder list be provided to stockholders of record of at least 5% of the outstanding shares of any class for at least six months.
•	Delete the NASAA REIT Guidelines requirement that an annual report be provided to each stockholder within 120 days after the end of the fiscal year. The MGCL requires only that an annual statement of affairs, including a balance sheet and a financial statement of operations, be submitted at the annual meeting of stockholders and made available for inspection within 20 days thereafter.
•	Delete the NASAA REIT Guidelines restrictions on exculpation and indemnification of, and advance of expenses to, directors and officers.
•	Delete the NASAA REIT Guidelines requirement that any merger, consolidation or transfer of all or substantially all of our assets be approved by the stockholders. Under the MGCL, certain mergers and transfers of all or substantially all of a corporation’s assets do not require stockholder approval (e.g., (a) mergers with a 90% or more owned subsidiary in which the charter is not amended and stockholder contract rights do not change, (b) mergers in which the corporation is the successor entity and the terms of its stock do not change, its charter is not otherwise amended and the number of shares of stock of any class or series outstanding immediately after the effective time of the merger does not increase by more than 20% of the number of shares of the class or series outstanding immediately before the merger becomes effective and (c) transfers of all or substantially all of the corporation’s assets to a wholly owned subsidiary or by mortgage or pledge). Also delete the NASAA REIT Guidelines restrictions on roll-up transactions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSED AMENDMENTS TO THE COMPANY’S CHARTER.

PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The audit committee of the Board of Directors has selected and appointed Grant Thornton as our independent registered public accounting firm to audit our consolidated financial statements for 2012. Grant Thornton has audited our consolidated financial statements since September 7, 2007. Although ratification by stockholders is not required by law or by our Bylaws, the audit committee believes that submission of its selection to stockholders is a matter of good corporate governance. Even if the appointment is ratified, the audit committee, in its discretion, may select a different independent registered public accounting firm at any time if the audit committee believes that such a change would be in the best interests the Company and its stockholders. If our stockholders do not ratify the appointment of Grant Thornton, the audit committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of independent auditors.

A representative of Grant Thornton will attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

The proxy holder named on the enclosed proxy card intends to vote “FOR” the ratification of the appointment of the independent auditor. If you do not wish your shares to be voted for such ratification, please vote “AGAINST” or “ABSTAIN” on the appropriate question on the proxy card or, if you are authorizing a proxy to vote your shares by telephone or the Internet, follow the instructions provided when you authorize a proxy. The appointment of the independent auditor will be ratified if a majority of votes cast at the Annual Meeting vote “FOR” such ratification, provided that a quorum is present. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

Fees

Aggregate fees for professional services rendered by Grant Thornton for the years ended December 31, 2011 and 2010 were as follows: $293,642 and $239,275, respectively.

Audit Fees

Audit fees billed were $293,642 and $239,275 for the fiscal years ended December 31, 2011 and December 31, 2010, respectively. The fees were for professional services rendered for audits of the Company’s annual consolidated financial statements and for reviews of the Company’s annual and quarterly reports.

Audit Related Fees

There were no audit related fees billed for the fiscal years ended December 31, 2011 and December 31, 2010.

Tax Fees

There were no tax fees billed for the fiscal years ended December 31, 2011 and 2010.

All Other Fees

There were no other fees billed for the fiscal years ended December 31, 2011 or December 31, 2010.

Pre-Approval Fees Policy

The audit committee has approved a policy concerning the pre-approval of audit and non-audit services to be provided by Grant Thornton, our independent registered public accounting firm. The policy requires that all services provided by Grant Thornton to us, including audit services, audit-related services, tax services and other services, must be pre-approved by the audit committee. In some cases, pre-approval is provided by the full audit committee for up to a year, and relates to a particular category or group of services and is subject to a particular budget. In other cases, specific pre-approval is required.

In considering the nature of the services provided by the independent auditor, the audit committee determined that such services are compatible with the provision of independent audit services. The audit committee discussed these services with the independent auditor and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. All services rendered by Grant Thornton were pre-approved by the audit committee.

The audit committee approved all audit and non-audit services provided to us by Grant Thornton during the 2011 and 2010 fiscal years.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE AUDIT COMMITTEE’S APPOINTMENT OF GRANT THORNTON AS THE COMPANY’S INDEPENDENT AUDITOR FOR 2012.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors has furnished the following report on its activities during the fiscal year ended December 31, 2011. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Securities Exchange Act and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.

To the Directors of American Realty Capital Trust, Inc.:

We have reviewed and discussed with management American Realty Capital Trust, Inc.’s audited financial statements as of and for the year ended December 31, 2011.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in American Realty Capital Trust, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2011.

Audit Committee
Leslie D. Michelson Robert H. Burns William G. Stanley

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the executive officers and directors of the Company, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2011, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were timely satisfied, except for Form 4/A’s filed for each of Robert H. Burns, William G. Stanley and Leslie D. Michelson on March 1, 2012.

CODE OF ETHICS

The Board of Directors has adopted a code of business conduct and ethics effective as of February 20, 2012 (the “Code of Ethics”) that applies to our officers, directors and employees of the Company or its subsidiaries. Among other matters, the Code of Ethics is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;
•	compliance with applicable governmental laws, rules and regulations;
•	prompt internal reporting of violations of the code to appropriate persons identified in the code; and
•	accountability for adherence to the code.

The Code of Ethics is available on the Company’s website at http://www.arctreit.com by clicking on “Code of Ethics.” You may also obtain a copy of the Code of Ethics by writing to our secretary at: American Realty Capital Trust, Inc., 405 Park Avenue, New York, NY 10022, Attention: Susan E. Manning. A waiver of the Code of Ethics may be granted only by the Board of Directors or the appropriate committee of the Board of Directors and will be promptly disclosed to the extent required by law or NASDAQ regulation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company formed a compensation committee in February 2012. Prior to the formation of the compensation committee, executive compensation was determined by the Board in its entirety. During the fiscal year ended December 31, 2011, Mr. Schorsch, our chairman of the Board, who resigned from his position as chief executive officer in March 2012, but not from his position as chairman of the Board, and Mr. Kahane, who in addition to serving as a director of the Company was appointed as our president and chief executive officer in March 2012, each served as an executive officer of NYRR, ARC RCA, ARC HT, ARCT III, ARC DNAV, ARC Global DNAV, BDCA and the Company. Since Mr. Kahane is, and Mr. Schorsch was until March 2012, each an officer of the Company, they did not receive any separate compensation from us for service as our executive officers and directors, and also did not receive any separate compensation from NYRR, ARC RCA, ARC HT, ARCT III, ARC DNAV, ARC Global DNAV, BDCA or for their service as executive officers and/or directors of those entities.

OTHER MATTERS PRESENTED FOR ACTION AT THE 2012 ANNUAL MEETING

Our Board of Directors does not intend to present for consideration at the Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, the persons named in the proxy will vote thereon pursuant to the discretionary authority conferred by the proxy.

STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING

Stockholder Proposals in the Proxy Statement

Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of stockholders. Under Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our Annual Meeting, the proposal must be received at our principal executive offices no later than 5:00 p.m., Eastern Standard Time, on January 21, 2013.

Stockholder Proposals and Nominations for Directors to Be Presented at Meetings

For any proposal that is not submitted for inclusion in our proxy material for the 2013 annual meeting but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits unless we receive timely notice of the proposal in accordance with the procedures set forth in our Bylaws. Under our Bylaws, for a stockholder proposal to be properly submitted for presentation at our 2013 annual meeting of stockholders, our secretary must receive written notice of the proposal at our principal executive offices during the period beginning at 5:00 p.m., Eastern Time, on December 22, 2012 and ending at 5:00 p.m., Eastern Time, on January 21, 2013 and must contain information specified in our Bylaws, including:

1.	as to each director nominee (a “Proposed Nominee”), all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) of the Exchange Act;
2.	as to any other business that the stockholder proposes to bring before the meeting:
•	a description of the business to be brought before the meeting;
•	the proposing stockholder’s reasons for proposing such business at the meeting;
•	any material interest in such business that the proposing stockholder (and certain persons, which we refer to as “Stockholder Associated Persons” (as defined below), if any) may have, including any anticipated benefit to the proposing stockholder (and the Stockholder Associated Persons, if any); and
3.	as to the proposing stockholder, any Proposed Nominee and any Stockholder Associated Person
•	the class, series and number of all shares of stock or other securities of the Company or any affiliate thereof (collectively, “Company Securities”), if any, which are owned by such proposing stockholder, Proposed Nominee or Stockholder Associated Persons, the date on which each such Company Security was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person; and
•	the nominee holder for, and number of, any Company Securities owned beneficially but not of record by the proposing stockholder, Proposed Nominee or Stockholder Associated Person; and
•	whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (x) manage risk or benefit of changes in the price of (I) Company Securities, or (II) any security of any entity that was listed in the “Peer Group” in the stock performance graph in the most recent annual report to security holders of the Company (a “Peer Group Company”) for such stockholder, Proposed Nominee or Stockholder Associated Person, or (y) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation or any affiliate thereof (or, as applicable, in any Peer Group Company) disproportionately to such person’s economic interest in the Company Securities (or, as applicable, in any Peer Group Company); and
•	any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Company), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Corporation or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series.
4.	as to the proposing stockholder, any Stockholder Associated Person with an interest or ownership referred to in clauses (2) or (3) above, and any Proposed Nominee:
•	the name and address of the proposing stockholder, as they appear on the Company’s stock ledger, and current name and address, if different, of each such Stockholder Associated Person and any Proposed Nominee; and
•	the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person; and
5.	the name and address of any person who contacted or was contacted by the proposing stockholder or any Stockholder Associated Person about the Proposed Nominee or other business proposed prior to the date of the proposing stockholder’s notice; and
6.	to the extent known by the proposing stockholder, the name and address of any other stockholder supporting the Proposed Nominee for election or reelection as a director or the proposal of other business on the date of the proposing stockholder’s notice.

A “Stockholder Associated Person” means (i) any person acting in concert with the proposing stockholder, (ii) any beneficial owner of shares of stock of the Company owned by the proposing stockholder (other than a stockholder that is a depositary), and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common by, or is control with such Stockholder Associated Person.

All nominations must also comply with the Charter. All proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: American Realty Capital Trust, Inc., Attention: Susan E. Manning at 646-937-6900.

By Order of the Board of Directors,
/s/ Susan E. Manning Susan E. Manning, Chief Accounting Officer and Secretary

Exhibit A

ARTICLES OF

AMENDMENT AND RESTATEMENT

FOR

AMERICAN REALTY CAPITAL TRUST, INC.

a Maryland Corporation

A-i

PAGE
~~SECTION 8.2 SUPERVISION OF ADVISOR~~	25
~~SECTION 8.3 FIDUCIARY OBLIGATIONS~~	26
~~SECTION 8.4 AFFILIATION AND FUNCTIONS~~	26
~~SECTION 8.5 TERMINATION~~	26
~~SECTION 8.6 DISPOSITION FEE ON SALE OF PROPERTY~~	26
~~SECTION 8.7 INCENTIVE FEES~~	27
~~SECTION 8.8 SUBORDINATED INCENTIVE LISTING FEE~~	27
~~SECTION 8.9 ORGANIZATION AND OFFERING EXPENSES LIMITATION~~	27
~~SECTION 8.10 ACQUISITION FEES~~	27
~~SECTION 8.11 ASSET MANAGEMENT FEE~~	27
~~SECTION 8.12 FEES UPON TERMINATION OF ADVISOR~~	27
~~SECTION 8.13 REIMBURSEMENT FOR TOTAL OPERATING EXPENSES~~	28
~~SECTION 8.14 REIMBURSEMENT LIMITATION~~	28
ARTICLE IX ~~INVESTMENT OBJECTIVES AND LIMITATIONS~~	28
LIABILITY OF STOCKHOLDERS, DIRECTORS AND OFFICERS	27
SECTION 9.1 ~~REVIEW OF OBJECTIVES~~ LIMITATION OF STOCKHOLDER LIABILITY	27
SECTION 9.2 ~~CERTAIN PERMITTED INVESTMENTS~~	28
LIMITATION OF DIRECTOR AND OFFICER LIABILITY; INDEMNIFICATION	27
~~SECTION 9.3 INVESTMENT LIMITATIONS~~	29
~~ARTICLE X CONFLICTS OF INTEREST~~	32
~~SECTION 10.1 SALES AND LEASES TO COMPANY~~	32
~~SECTION 10.2 SALES AND LEASES TO THE SPONSOR, ADVISOR, DIRECTORS OR AFFILIATES~~	32
~~SECTION 10.3 OTHER TRANSACTIONS.~~	32
~~SECTION 10.4 CONFLICT RESOLUTION PROCEDURES.~~	32
~~ARTICLE XI STOCKHOLDERS~~	33
~~SECTION 11.1 MEETINGS OF STOCKHOLDERS~~	33
~~SECTION 11.2 VOTING RIGHTS OF STOCKHOLDERS~~	34
~~SECTION 11.3 EXTRAORDINARY ACTIONS~~	34
~~SECTION 11.4 VOTING LIMITATIONS ON SHARES HELD BY THE ADVISOR, DIRECTORS AND AFFILIATES~~	34
~~SECTION 11.5 RIGHT OF INSPECTION~~	34
~~SECTION 11.6 ACCESS TO STOCKHOLDER LIST~~	34
~~SECTION 11.7 REPORTS~~	35
~~ARTICLE XII LIABILITY OF STOCKHOLDERS, DIRECTORS, ADVISORS AND AFFILIATES; TRANSACTIONS BETWEEN AFFILIATES AND THE COMPANY~~	36
~~SECTION 12.1 LIMITATION OF STOCKHOLDER LIABILITY~~	36

A-ii

PAGE
~~SECTION 12.2 LIMITATION OF DIRECTOR AND OFFICER LIABILITY; INDEMNIFICATION.~~	36
SECTION ~~12.3 PAYMENT OF EXPENSES~~	37
~~SECTION 12.4~~9.3 EXPRESS EXCULPATORY CLAUSES IN INSTRUMENTS	~~37~~29
ARTICLE ~~XIII~~X AMENDMENTS	~~38~~29
~~ARTICLE XIV ROLL-UP TRANSACTIONS~~	38
~~ARTICLE XV DURATION~~	39

A-iii

AMERICAN REALTY CAPITAL TRUST, INC.

ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST:  American Realty Capital Trust, Inc., a Maryland corporation (the “Company”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND:  The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is American Realty Capital Trust, Inc. (the “Company”). So far as may be practicable, the business of the Company shall be conducted and transacted under that name. Under circumstances in which the ~~Company’s~~ Board ~~of Directors~~ determines that the use of the name “American Realty Capital Trust, Inc.” is not practicable, it may use any other designation or name for the Company.

ARTICLE II

PURPOSES AND POWERS

The purposes for which the Company is formed are to engage in any lawful act or activity (including, without limitation or obligation, qualifying and engaging in business as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the “Code”)), for which corporations may be organized under the MGCL and the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

RESIDENT AGENT AND PRINCIPAL OFFICE

The name and address of the resident agent for service of process of the Company in the State of Maryland is CSC-Lawyers Incorporating Service Company, 7 Saint Paul Street, Suite 1660, Baltimore, ~~MD~~Maryland 21202. The address of the Company’s principal office in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 7 Saint Paul Street, Suite 1660, Baltimore, ~~MD~~Maryland 21202. The Company may have such other offices and places of business within or outside the State of Maryland as the Board may from time to time determine.

ARTICLE IV

DEFINITIONS

As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:

~~“ACQUISITION EXPENSES” means any and all expenses incurred by the Company, the Advisor, or any Affiliate of either in connection with the selection, acquisition or development of any Asset, whether or not acquired, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, and title insurance premiums.~~

~~“ACQUISITION FEE” means any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Company or the Advisor) in connection with making or investing in Mortgages or the purchase, development or construction of a Property, including real estate commissions, selection fees, Development Fees, Construction Fees, nonrecurring management fees, loan fees, points or any other fees of a similar nature. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Sponsor in connection with the actual development and construction of a project.~~

~~“ADVISOR” or “ADVISORS” means the Person or Persons, if any, appointed, employed or contracted with by the Company pursuant to Section 8.1 hereof and responsible for directing or performing the day-to-day business affairs of the Company, including any Person to whom an Advisor subcontracts all or substantially all of such functions.~~

~~“ADVISORY AGREEMENT” means the agreement between the Company and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Company.~~

~~“AFFILIATE” or “AFFILIATED” means, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, 10% or more of the outstanding voting securities of such other Person; (ii) any Person, 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.~~

~~“ASSET” means any Property, Mortgage or other investment (other than investments in bank accounts, money market funds or other current assets) owned by the Company, directly or indirectly through one or more of its Affiliates, and any other investment made by the Company, directly or indirectly through one or more of its Affiliates.~~

~~“AVERAGE INVESTED ASSETS” means, for a specified period, the average of the aggregate book value of the assets of the Company invested, directly or indirectly in equity interests in and loans secured by real estate, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.~~

“BOARD” means the Board of Directors ~~and~~of the Company.

“BYLAWS” means the Bylaws of the Company, as amended from time to time.

“CHARTER” means the charter of the Company

“CODE” shall have the meaning as provided in Article II herein.

~~“COMMENCEMENT OF THE INITIAL PUBLIC OFFERING” shall mean the date that the Securities and Exchange Commission declares effective the registration statement filed under the Securities Act for the Initial Public Offering.~~

“COMMON SHARES” shall have the meaning as provided in Section 5.1 herein.

“COMPANY” shall have the meaning as provided in Article I herein.

~~“COMPETITIVE REAL ESTATE COMMISSION” means a real estate or brokerage commission paid for the purchase or sale of a Property that is reasonable, customary and competitive in light of the size, type and location of the Property.~~

~~“CONSTRUCTION FEE” means a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitations on a Property.~~

~~“CONTRACT PURCHASE PRICE” means the amount actually paid or allocated in respect of the purchase, development, construction or improvement of a Property or the amount of funds advanced with respect to a Mortgage, or the amount actually paid or allocated in respect of the purchase of other Assets, in each case exclusive of Acquisition Fees and Acquisition Expenses, but in each case including any indebtedness assumed or incurred in respect of such Property.~~

~~“DEALER MANAGER” means Realty Capital Securities, LLC, an Affiliate of the Company, or such other Person selected by the Board to act as the dealer manager for an Offering.~~

~~“DEVELOPMENT FEE” means a fee for the packaging of a Property or Mortgage, including the negotiation and approval of plans and any assistance in obtaining zoning and necessary variances and financing for a specific Property, either initially or at a later date.~~

“DIRECTOR” means a director of the Company.

“DISTRIBUTIONS” means any distributions of money or other property, pursuant to Section 5.2(iii) hereof, by the Company to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes.

~~“GROSS PROCEEDS” means the aggregate purchase price of all Shares sold for the account of the Company through an Offering, without deduction for Selling Commissions, volume discounts, any marketing support and due diligence expense reimbursement or Organization and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to the Dealer Manager or a Soliciting Dealer (where net proceeds to the Company are not reduced) shall be deemed to be the full amount of the offering price per Share pursuant to the Prospectus for such Offering without reduction.~~

~~“INDEMNITEE” has the meaning provided in Section 12.2 herein.~~

~~“INDEPENDENT APPRAISER” means a Person with no material current or prior business or personal relationship with the Advisor or the Directors and who is engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property or of other Assets of the type held by the Company. Membership in a nationally recognized appraisal society such as the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers shall be conclusive evidence of being engaged to a substantial extent in the business of rendering opinions as to the value of Real Property.~~

~~“INDEPENDENT DIRECTOR” means a Director who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly associated with the Sponsor, the Company or the Advisor by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, other than the Company, (ii) employment by the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, other than as a Director of the Company, (iv) performance of services, other than as a Director, for the Company, (v) service as a director or trustee of more than three real estate investment trusts organized by the Sponsor or advised by the Advisor or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered per se “material” if the aggregate gross revenue derived by the Director from the Sponsor, the Advisor and their Affiliates exceeds five percent of either the Director’s annual gross income during either of the last two years or the Director’s net worth on a fair market value basis. An indirect association with the Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother-or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Company.~~

~~“INITIAL INVESTMENT” means that portion of the initial capitalization of the Company contributed by the Sponsor or its Affiliates pursuant to Section II.A. of the NASAA REIT Guidelines.~~

~~“INITIAL PUBLIC OFFERING” means the first Offering.~~

~~“INVESTED CAPITAL” means the amount calculated by multiplying the total number of Shares purchased by Stockholders by the issue price at the time of such purchase, reduced by the portion of any Distribution that is attributable to Net Sales Proceeds and Refinancing Proceeds and by any amounts paid by the Company to repurchase Shares pursuant to the Company’s plan for the repurchase of Shares.~~

~~“JOINT VENTURES” means those joint venture or partnership arrangements in which the Company or the Operating Partnership is a co-venturer, limited liability company member, limited partner or general partner established to acquire or hold Assets.~~

~~“LEVERAGE” means the aggregate amount of long-term permanent indebtedness of the Company for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.~~

~~“LISTING” means the listing of the Common Shares on the New York Stock Exchange or NASDAQ stock market. Upon such Listing, the Common Shares shall be deemed Listed.~~

“MGCL” means the Maryland General Corporation Law, as in effect from time to time.

~~“MORTGAGES” means, in connection with mortgage financing provided, invested in, participated in or purchased by the Company, all of the notes, deeds of trust, security interests or other evidences of indebtedness or obligations, which are secured or collateralized by Real Property owned by the borrowers under such notes, deeds of trust, security interests or other evidences of indebtedness or obligations.~~

~~“NASAA REIT GUIDELINES” means the Statement of Policy Regarding Real Estate Investment Trusts as revised and adopted by the North American Securities Administrators Association on May 7, 2007.~~

~~“NET ASSETS” means the total assets of the Company (other than intangibles) at cost, before deducting depreciation, reserves for bad debts or other non-cash reserves, less total liabilities, calculated at least quarterly by the Company on a basis consistently applied.~~

~~“NET INCOME” means for any period, the Company’s total revenues applicable to such period, less the total expenses applicable to such period other than additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of the Assets.~~

~~“NET SALES PROCEEDS” means in the case of a transaction described in clause (i)(A) of the definition of Sale, the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including all real estate commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i) (B) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i) (C) of such definition, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Company from the Joint Venture less the amount of any selling expenses, including legal fees and expenses incurred by or on behalf of the Company (other than those paid by the Joint Venture). In the case of a transaction or series of transactions described in clause (i) (D) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Mortgage on or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Company, including all commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i) (E) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby which are reinvested in one or more Assets within 180 days thereafter and less the amount of any real estate commissions, closing costs, and legal fees and expenses and other selling expenses incurred by or allocated to the Company in connection with such transaction or series of transactions. Net Sales Proceeds shall also include any amounts that the Company determines, in its discretion, to be economically equivalent to proceeds of a Sale. Net Sales Proceeds shall not include any reserves established by the Company in its sole discretion.~~

~~“OFFERING” means any public offering and sale of Shares pursuant to an effective registration statement filed under the Securities Act.~~

~~“OPERATING PARTNERSHIP” means American Realty Capital Operating Partnership, L.P., an Affiliate of the Company through which the Company may own Assets.~~

~~“ORGANIZATION and OFFERING EXPENSES” means any and all costs and expenses incurred by and to be paid from the assets of the Company in connection with the formation, qualification and registration of the Company, and the marketing and distribution of Shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving, amending, supplementing, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents,~~

~~registrars, trustees, escrow holders, depositories, experts, fees, expenses and taxes related to the filing, registration and qualification of the sale of the Shares under federal and state laws, including taxes and fees, accountants’ and attorneys’ fees.~~

“PERSON” means an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other legal entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit (as defined in ~~Article V,~~ Section ~~5.9~~5.7(i) hereof) applies.

“PREFERRED SHARES” shall have the meaning as provided in Section 5.1 herein.

~~“PROPERTY” or “PROPERTIES” means, as the context requires, any, or all, respectively, of the Real Property acquired by the Company, directly or indirectly through joint venture arrangements or other partnership or investment interests.~~

~~“PROSPECTUS” means the same as that term is defined in Section 2(10) of the Securities Act, including a preliminary prospectus and an offering circular as described in Rule 256 of the General Rules and Regulations under the Securities Act.~~

~~“REAL PROPERTY” or “REAL ESTATE” means land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.~~

~~“REFINANCING PROCEEDS” means the proceeds of the refinancing of any indebtedness of the Company, less the amount of expenses incurred by or on behalf of the Company in connection with such refinancing.~~

~~“REINVESTMENT PLAN” has the meaning provided in Section 5.15 herein.~~

“REIT” means a corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both, as defined pursuant to the REIT Provisions of the Code.

“REIT PROVISIONS OF THE CODE” means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

~~“ROLL-UP ENTITY” means a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.~~

~~“ROLL-UP TRANSACTION” means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and the issuance of securities of a Roll-Up Entity to the Stockholders of the Company. Such term does not include:~~

~~(a)  a transaction involving securities of a company that have been for at least twelve (12) months listed on a national securities exchange; or~~

~~(b)  a transaction involving the conversion to corporate, trust or association form of only the Company, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~

~~(i)~~	Stockholders’ voting rights;
~~(ii)~~	the term of existence of the Company;
~~(iii)~~	Sponsor or Advisor compensation; or
~~(iv)~~	the Company’s investment objectives.

~~“SALE” or “SALES” means (i) any transaction or series of transactions whereby: (A) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of a building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (B) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Company or the Operating Partnership in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture in which the Company or the Operating Partnership as a co-venturer or partner directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to insurance claims or condemnation awards; (D) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Mortgage or portion thereof (including with respect to any Mortgage, all payments thereunder or in satisfaction thereof other than regularly scheduled interest payments) of amounts owed pursuant to such Mortgage and any event which gives rise to a significant amount of insurance proceeds or similar awards; or (E) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any other Asset not previously described in this definition or any portion thereof, but (ii) not including any transaction or series of transactions specified in clause (i) (A) through (E) above in which the proceeds of such transaction or series of transactions are reinvested by the Company in one or more Assets within 180 days thereafter.~~

~~“SDAT” shall have the meaning as provided in Section 5.4 herein.~~

“SECURITIES” means any of the following issued by the Company, as the text requires: Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

~~“SECURITIES ACT” means the Securities Act of 1933, as amended from time to time, or any successor statute thereto. Reference to any provision of the Securities Act shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.~~

~~“SELLING COMMISSIONS” means any and all commissions payable to underwriters, dealer managers or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions payable to the Dealer Manager.~~

“SHARES” means shares of capital stock of the Company of any class or series, including Common Shares or Preferred Shares.

~~“SOLICITING DEALERS” means those broker-dealers that are members of the National Association of Securities Dealers, Inc., or that are exempt from broker-dealer registration, and that, in either case, enter into participating broker or other agreements with the Dealer Manager to sell Shares.~~

~~“SPONSOR” means any Person which (i) is directly or indirectly instrumental in organizing, wholly or in part, the Company, (ii) will control, manage or participate in the management of the Company, and any Affiliate of any such Person, (iii) takes the initiative, directly or indirectly, in founding or organizing the Company, either alone or in conjunction with one or more other Persons, (iv) receives a material participation in the Company in connection with the founding or organizing of the business of the Company, in consideration of services or property, or both services and property, (v) has a substantial number of relationships and contacts with the Company, (vi) possesses significant rights to control Properties, (vii) receives fees for providing services to the Company which are paid on a basis that is not customary in~~

~~the industry or (viii) provides goods or services to the Company on a basis which was not negotiated at arm’s-length with the Company. The term “Sponsor” shall not include a Person whose only relationship with the Company is that of an independent property manager and whose only compensation is as such or third parties wholly independent of the Company such as attorneys, accountants and underwriters whose only compensation is for professional services.~~

“STOCKHOLDERS” means the holders of record of the ~~Company’s~~ Shares as maintained in the books and records of the Company or its transfer agent~~.~~

~~“TERMINATION DATE” means the date of termination of the Advisory Agreement.~~

~~“TERMINATION OF THE INITIAL PUBLIC OFFERING” shall mean the earlier of (i) the date on which the Initial Public Offering expires or is terminated by the Company or (ii) the date on which all shares offered in the Initial Public Offering are sold, excluding warrants, if any, offered thereunder and shares that may be acquired upon exercise of such warrants and shares offered thereunder that may be acquired pursuant to the Reinvestment Plan (as hereafter defined).~~

~~“TOTAL OPERATING EXPENSES” means all costs and expenses paid or incurred by the Company, as determined under generally accepted accounting principles, that are in any way related to the operation of the Company or to Company business, including advisory fees, but excluding (i) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and tax incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) incentive fees paid in compliance with the NASAA REIT Guidelines; (vi) Acquisition Fees and Acquisition Expenses, (vii) real estate commissions on the Sale of Property, and (viii) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property). “UNIMPROVED REAL PROPERTY” means Property in which the Company has an equity interest that was not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one year~~.

ARTICLE V

STOCK

SECTION 5.1  AUTHORIZED SHARES.  The total number of Shares that the Company shall have authority to issue is 250,000,000 Shares, of which (i) 240,000,000 shall be designated as common stock, $0.01 par value per Share (the “Common Shares”); and (ii) 10,000,000 shall be designated as preferred stock, $0.01 par value per Share (the “Preferred Shares”). ~~All shares shall be fully paid and nonassessable when issued.~~ The aggregate par value of all authorized  ~~shares of stock~~Shares having par value is $2,500,000. If ~~shares~~Shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Section 5.2(ii) or Section 5.3 ~~of this Article V~~hereof, the number of authorized ~~shares~~Shares of the former class shall be automatically decreased and the number of ~~shares~~Shares of the latter class shall be automatically increased, in each case by the number of ~~shares~~Shares so classified or reclassified, as the case may be, so that the aggregate number of Shares of all classes that the Company has authority to issue shall not be more than the total number of Shares set forth in the first sentence of this paragraph. The Board, with the approval of a majority of the entire Board and without any action by the Stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Company has authority to issue.

SECTION 5.2  COMMON SHARES.

(i)  COMMON SHARES SUBJECT TO TERMS OF PREFERRED SHARES.  The Common Shares shall be subject to the express terms of any series of Preferred Shares.

(ii)  DESCRIPTION.  Subject to Section ~~5.9 of this Article V~~5.7 hereof and except as may otherwise be specified in the ~~terms of any class or series of Common Shares~~Charter, each Common Share shall entitle the holder thereof to one vote ~~per share on all matters upon which Stockholders are entitled to vote pursuant to Section 11.2 hereof~~. The Board may classify or reclassify any unissued Common Shares from time to time ~~in~~into one or more classes or series of stock~~; provided, however, that the voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Company for each privately offered Share bears to the book value of each outstanding publicly held Share~~.

(iii)  DISTRIBUTION RIGHTS.  The Board from time to time may authorize the Company to declare and pay to Stockholders such dividends or other Distributions in cash or other assets of the Company or in securities of the Company or from any other source as the Board in its discretion shall determine. The Board shall endeavor to authorize the Company to declare and pay such dividends and Distributions as shall be necessary for the Company to qualify as a REIT under the REIT Provisions of the Code unless the Board has determined, in its sole discretion, that qualification as a REIT is not in the best interests of the Company; provided, however, Stockholders shall have no right to any dividend or Distribution unless and until authorized by the Board and declared by the Company. The exercise of the powers and rights of the Board pursuant to this section shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Company or by his or her duly authorized agent shall be a sufficient discharge for all dividends or Distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof~~. Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of the Charter or distributions in which (i) the Board advises each Stockholder of the risks associated with direct ownership of the property, (ii) the Board offers each Stockholder the election of receiving such in-kind distributions and (iii) in-kind distributions are made only to those Stockholders that accept such offer~~.

(iv)  RIGHTS UPON LIQUIDATION.  In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Company, the aggregate assets available for distribution to holders of the Common Shares shall be determined in accordance with applicable law. Each holder of Common Shares of a particular class shall be entitled to receive, ratably with each other holder of Common Shares of such class, that portion of such aggregate assets available for distribution as the number of outstanding Common Shares of such class held by such holder bears to the total number of outstanding Common Shares of such class then outstanding.

(v)  VOTING RIGHTS.  Except as may be provided otherwise in the Charter, and subject to the express terms of any class or series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common ~~stockholder~~Stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders.

SECTION 5.3  PREFERRED SHARES.  The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, ~~in~~into one or more classes or series of Shares~~; provided, however, that the voting rights per Share (other than a publicly held Share) sold in a private offering shall not exceed the voting rights that bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Company for each privately offered Share bears to the book value of each outstanding publicly held Share~~.

SECTION 5.4  CLASSIFIED OR RECLASSIFIED SHARES.  Prior to issuance of classified or reclassified Shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series Shares; (b) specify the number of Shares to be included in the class or series; (c) set or change, subject to the provisions of Section ~~5.9~~5.7 and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other ~~distributions~~Distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland ~~(“SDAT”)~~. Any of the terms of any class or series of Shares set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary or other ~~charter~~Charter document.

SECTION 5.5  STOCKHOLDERS’ CONSENT IN LIEU OF MEETING.  Any action required or permitted to be taken at any meeting of the Stockholders may be taken without a meeting by consent, in writing or by electronic transmission, in any manner permitted by the MGCL and set forth in the Bylaws.

SECTION 5.6  CHARTER AND BYLAWS.  The rights of all Stockholders and the terms of all Shares are subject to the provisions of the Charter and the Bylaws.

~~SECTION 5.7  NO ISSUANCE OF SHARE CERTIFICATES.   Until Listing, the Company shall not issue stock certificates. A Stockholder’s investment shall be recorded on the books of the Company. To transfer his or her Shares, a Stockholder shall submit an executed form to the Company, which form shall be provided by the Company upon request. Such transfer will also be recorded on the books of the Company. Upon issuance or transfer of Shares, the Company will provide the Stockholder with information concerning his or her rights with regard to such Shares, as required by the Bylaws and the MGCL or other applicable law.~~

~~SECTION 5.8  SUITABILITY OF STOCKHOLDERS.~~

~~Until Listing, the following provisions shall apply:~~

~~(i)  INVESTOR SUITABILITY STANDARDS.  Subject to suitability standards established by individual states, to become a Stockholder in the Company, if such prospective Stockholder is an individual (including an individual beneficiary of a purchasing Individual Retirement Account), or if the prospective Stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Company, among other requirements as the Company may require from time to time:~~

~~(a)  that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a minimum annual gross income of $70,000 and a net worth (excluding home, furnishings and automobiles) of not less than $70,000; or~~

~~(b)  that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a net worth (excluding home, home furnishings, and automobiles) of not less than $250,000.~~

~~(ii)  DETERMINATION OF SUITABILITY OF SALE.  The Sponsor and each Person selling Shares on behalf of the Sponsor or the Company shall make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each Stockholder. In making this determination, each Person selling Shares on behalf of the Company shall ascertain that the prospective Stockholder: (a) meets the minimum income and net worth standards established for the Company; (b) can reasonably benefit from the Company based on the prospective Stockholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and (d) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the Stockholder may lose the entire investment; (3) the lack of liquidity of the Shares; (4) the restrictions on transferability of the Shares; and (5) the tax consequences of the investment.~~

~~The Sponsor or each Person selling Shares on behalf of the Company shall make this determination on the basis of information it has obtained from a prospective Stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation, and other investments of the prospective Stockholder, as well as any other pertinent factors.~~

~~Each Person selling Shares on behalf of the Company shall maintain records of the information used to determine that an investment in Shares is suitable and appropriate for a Stockholder. Each Person selling Shares on behalf of the Company shall maintain these records for at least six years.~~

~~(iii)  MINIMUM INVESTMENT AND TRANSFER.  Subject to certain individual state requirements and except for Shares issued pursuant to the Reinvestment Plan, the Company will sell its Common Shares only to investors who initially purchase a minimum of 100 Common Shares for an aggregate price of $1,000. In order to satisfy the purchase requirements for retirement plans, a husband and wife may jointly contribute funds from their separate IRAs, provided that each such contribution is made in increments of $100.00 or ten (10) whole shares. An investment in Shares shall not, in itself, create a retirement plan, and in order to create a retirement plan a Stockholder must comply with all applicable provisions of the Internal Revenue Code. Following the initial minimum investment, no subsequent sale or transfer of Common Shares other than pursuant to the Reinvestment Plan will be permitted of less than 100 Common Shares, and a Stockholder shall not transfer, fractionalize or subdivide such shares so as to retain less than the minimum number thereof.~~

SECTION 5.7  ~~SECTION 5.9~~ RESTRICTIONS ON OWNERSHIP AND TRANSFER.

(i)  DEFINITIONS.  For purposes of Section ~~5.9,~~5.7, the following terms shall have the following meanings:

“AGGREGATE SHARE OWNERSHIP LIMIT” means ~~not more than~~ 9.8% in value of the aggregate of the outstanding Shares and ~~not more than~~ 9.8% (in value or in number of shares, whichever is more restrictive) of any class or series of Shares, or such other percentage determined by the Board in accordance with Section 5.7(ii)(h) hereof.

“BENEFICIAL OWNERSHIP” means ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

“BUSINESS DAY” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

“CHARITABLE BENEFICIARY” means one or more beneficiaries of the Trust as determined pursuant to Section ~~5.9~~5.7(iii)(f), provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

“CONSTRUCTIVE OWNERSHIP” means ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

“EXCEPTED HOLDER” means a Stockholder for whom an Excepted Holder Limit is created ~~by this Charter or~~ by the Board pursuant to Section ~~5.9~~5.7(ii)(g).

“EXCEPTED HOLDER LIMIT” means, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board pursuant to Section ~~5.9~~5.7(ii)(g), and subject to adjustment pursuant to Section ~~5.9~~5.7(ii)(h), the percentage limit established by the Board pursuant to Section ~~5.9~~5.7(ii)(g).

“MARKET PRICE” on any date means, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported on the principal national securities exchange on which such Shares are ~~Listed~~listed or admitted to trading or, if such Shares are not ~~Listed~~listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by ~~the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use,~~ the principal ~~other~~ automated quotation system that may then be in use or, if such Shares are not quoted by any such ~~organization~~system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board or, in the event that no trading price is available for such Shares, the fair market value of the Shares, as determined in good faith by the Board.

~~“NYSE” means the New York Stock Exchange.~~

“PROHIBITED OWNER” means, with respect to any purported Transfer, any Person who, but for the provisions of Section ~~5.9~~5.7(ii)(a), would Beneficially Own or Constructively Own Shares, and if appropriate in the context, shall also mean any Person who would have been the record owner of the Shares that the Prohibited Owner would have so owned.

“RESTRICTION TERMINATION DATE” means the first day ~~after the Commencement of the Initial Public Offering~~ on which the ~~Company~~Board determines pursuant to Section ~~7.3 of the Charter~~7.4 hereof that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Company to qualify as a REIT.

“TRANSFER” means any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Shares or the right to vote or receive dividends on Shares, or any agreement to take any such actions or cause any such events, ~~of Shares or the right to vote or receive dividends on Shares,~~ including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

“TRUST” means any trust provided for in Section ~~5.9~~5.7(iii)(a).

“TRUSTEE” means the Person unaffiliated with the Company and a Prohibited Owner, that is appointed by the Company to serve as trustee of the Trust.

(ii)  SHARES.

(a)  OWNERSHIP LIMITATIONS.  ~~During the period commencing on the date of the Company’s qualification as a REIT and prior~~Prior to the Restriction Termination Date, but subject to Section ~~5.10~~5.8:

(I)  BASIC RESTRICTIONS.  ~~Except for Shares held by the Advisor or its affiliates and only as the Initial Investment,~~

(A)  (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit and (2) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.

(B)  No Person shall Beneficially or Constructively Own Shares to the extent that such Beneficial or Constructive Ownership of Shares would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Company owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(C)  Any Transfer of Shares that, if effective, would result in Shares being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(II)  TRANSFER IN TRUST.  If any Transfer of Shares ~~(whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system)~~ occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section ~~5.9~~5.7(ii)(a)(~~l~~I)(A) or (B),

(A)  then that number of Shares the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section ~~5.9~~5.7(ii)(a)(I)(A) or (B) (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 5.9(iii), effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

(B)  if the transfer to the Trust described in clause (A) of this sentence would not be effective for any reason to prevent the violation of Section ~~5.9~~5.7(ii)(a)(I)(A) or (B) then the Transfer of that number of Shares that otherwise would cause any Person to violate Section ~~5.9~~5.7(ii)(a)(I)(A) or (B) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(III)  To the extent that, upon a transfer of Shares pursuant to Section 5.7(ii)(a)(II), a violation of any provision of this Section 5.7 would nonetheless be continuing (for example where the ownership of Shares by a single Trust would violate the 100 stockholder requirement applicable to REITs), then Shares shall be transferred to that number of Trusts, each having a distinct Trustee and one or more Charitable Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Section 5.7.

(b)  REMEDIES FOR BREACH.  If the Board or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section ~~5.9~~5.7(ii)(a) or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any Shares in violation of Section ~~5.9~~ 5.7(ii)(a) (whether or not such violation is intended), the Board or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Company to redeem Shares, refusing to give effect to such Transfer on the books of the Company or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section ~~5.9~~5.7(ii)(a) shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board or a committee thereof.

(c)  NOTICE OF RESTRICTED TRANSFER.  Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section ~~5.9~~5.7(ii)(a)(I)(A) or (B) or any Person who would have owned Shares that resulted in a transfer to the Trust pursuant to the provisions of Section ~~5.9~~5.7 (ii)(a)(II) shall immediately give written notice to the Company of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company’s status as a REIT.

(d)  OWNERS REQUIRED TO PROVIDE INFORMATION.  ~~From the Commencement of the Initial Public Offering and prior~~Prior to the Restriction Termination Date:

(I)  every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Company stating the name and address of such owner, the number of Shares Beneficially Owned and a description of the manner in which such Shares are held. Each such owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit; and

(II)  each Person who is a Beneficial or Constructive Owner of Shares and each Person (including the stockholder of record) who is holding Shares for a Beneficial Owner or Constructive Owner shall provide to the Company such information as the Company may request, in good faith, in order to determine the Company’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

(e)  REMEDIES NOT LIMITED.  Subject to Section ~~7.3~~7.4 hereof of the Charter, nothing contained in this Section ~~5.9~~5.7(ii)(e) shall limit the authority of the Board to take such other action as it deems necessary or advisable to protect the Company and the interests of its stockholders in preserving the Company’s status as a REIT.

(f)  AMBIGUITY.  In the case of an ambiguity in the application of any of the provisions of this Section ~~5.9~~5.7(ii), Section ~~5.9~~5.7(iii), or any definition contained in Section ~~5.9~~5.7(i), the Board shall have the power to determine the application of the provisions of this Section ~~5.9~~5.7(ii) or Section ~~5.9~~5.7(iii) or any such definition with respect to any situation based on the facts known to it. In the event Section ~~5.9~~5.7(ii) or (iii) requires an action by the Board and the Charter fails to provide specific guidance with respect to such action, the Board shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Section ~~5.9.~~ 5.7. Absent a decision to the contrary by the Board (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section ~~5.9~~5.7(ii)(b)) acquired Beneficial Ownership or Constructive Ownership of Shares in violation of Section ~~5.9~~5.7(ii)(a), such remedies (as applicable) shall apply first to the Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such Shares based upon the relative number of the Shares held by each such Person.

(g)  EXCEPTIONS.

(I)  Subject to Section ~~5.9~~5.7(ii)(a)(I)(B), the Board, in its sole discretion, may (prospectively or retroactively) exempt a Person from the Aggregate Share Ownership Limit and may establish or increase an Excepted Holder Limit for such Person if:

(A)  ~~(A)~~the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial Ownership or Constructive Ownership of such Shares will violate Section ~~5.9~~5.7(ii)(a)(I)(B);

(B)  such Person does not and represents that it will not ~~own,~~ actually own or Constructively~~,~~ an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to ~~own,~~ actually own or Constructively~~,~~ Own more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board, rent from such tenant would not adversely affect the Company’s ability to qualify as a REIT, shall not be treated as a tenant of the Company); and

(C)  such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Section ~~5.9~~5.7(ii)(a) through Section ~~5.9~~5.7(ii)(f)) will result in such Shares being automatically transferred to a Trust in accordance with Section ~~5.9~~5.7(ii)(A)(II) and Section ~~5.9~~5.7(iii).

(II)  Prior to granting any exception pursuant to Section ~~5.9~~5.7(ii)(g)(I), the Board may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(III)  Subject to Section ~~5.9~~5.7(ii)(a)(I)(B), an underwriter which participates in an Offering or a private placement of Shares (or Securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or Securities convertible into or exchangeable for Shares) in excess of the Aggregate Share Ownership Limit but only to the extent necessary to facilitate such Offering or private placement.

(IV)  The Board may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Aggregate Share Ownership Limit.

(h)  INCREASE OR DECREASE IN AGGREGATE SHARE OWNERSHIP LIMIT.  Subject to Section ~~5.9~~5.7(ii)(a)(I)(B), the Board may from time to time increase the Aggregate Share Ownership Limit for one or more Persons and decrease the Aggregate Share Ownership Limit for all other Persons; provided, however, that the decreased Aggregate Share Ownership Limit will not be effective for any Person whose percentage ownership of Shares is in excess of such decreased Aggregate Share Ownership Limit until such time as such Person’s percentage of Shares equals or falls below the decreased Aggregate Share Ownership Limit, but any further acquisition of Shares in excess of such percentage ownership of Shares will be in violation of the Aggregate Share Ownership Limit and, provided further, that the new Aggregate Share Ownership Limit would not allow five or fewer Persons to Beneficially Own or Constructively Own more than 49.9% in value of the outstanding Shares.

(i)  NOTICE TO STOCKHOLDERS UPON ISSUANCE OR TRANSFER.  Upon issuance or transfer of Shares prior to the Restriction Termination Date, the Company shall provide the recipient with a notice containing information about the Shares purchased or otherwise transferred, in lieu of issuance of a share certificate, in a form substantially similar to the following:

The securities of American Realty Capital Trust, Inc. (the “Company”) are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose, among others, of the Company’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Company’s charter, (i) no Person may Beneficially Own or Constructively Own Shares in excess of 9.8% of the value of the total outstanding Shares or 9.8% (in value or in number of Shares, whichever is more restrictive) of any class or series of Shares unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own Shares that would result in the Company being “closely held” under Section 856(h) of the Code or otherwise cause the Company to fail to qualify as a REIT; and (iii) ~~no Person may~~any Transfer of Shares that, if ~~such Transfer~~effective, would result in the Shares ~~of the Company~~ being beneficially owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio and the intended transferee shall acquire no rights in such Shares. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own Shares which causes or will cause a Person to Beneficially Own or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the Company in writing (or, in the case of an attempted transaction, give at least 15 days prior written notice). If any of the restrictions on transfer or ownership as set forth in (i) and (ii) above are violated, the Shares ~~represented hereby~~in excess or in violation of the above limitations will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Company may redeem shares upon the terms and conditions specified by the Board in its sole discretion if the Board determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this notice have the meanings defined in the Company’s charter, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares ~~of the Company~~ on request and without charge. Requests for such a copy may be directed to the Secretary of the Company at its principal office.

(iii)  TRANSFER OF SHARES IN TRUST.

(a)  OWNERSHIP IN TRUST.  Upon any purported Transfer or other event described in Section ~~5.9~~5.7(ii)(a)(III) that would result in a transfer of Shares to a Trust, such Shares shall be transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section ~~5.9~~5.7(ii)(a)(III). The Trustee shall be appointed by the Company and shall be a Person unaffiliated with the Company and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Company as provided in Section ~~5.9~~5.7(iii)(f).

(b)  STATUS OF SHARES HELD BY THE TRUSTEE.  Shares held by the Trustee shall be issued and outstanding Shares of the Company. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Trustee, shall have no rights to dividends or other ~~distributions~~Distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Trust.

(c)  DIVIDEND AND VOTING RIGHTS.  The Trustee shall have all voting rights and rights to dividends or other ~~distributions~~Distributions with respect to Shares held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other ~~distribution~~Distribution paid prior to the discovery by the Company that the Shares have been transferred to the Trustee shall be paid by the recipient of such dividend or ~~distribution~~Distribution to the Trustee upon demand and any dividend or other ~~distribution~~Distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or ~~distribution~~other Distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust and, subject to Maryland law, effective as of the date that the Shares have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Company that the Shares have been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Section ~~5.9,~~5.7, until the Company has received notification that Shares have been transferred into a Trust, the Company shall be entitled to rely on its stock transfer and other stockholder records for purposes of preparing lists of Stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Stockholders.

(d)  SALE OF SHARES BY TRUSTEE.  Within 20 days of receiving notice from the Company that Shares have been transferred to the Trust, the Trustee shall sell the Shares held in the Trust to a person, designated by the Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section ~~5.9~~5.7(ii)(a)(I) or (II). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section ~~5.9~~5.7(iii)(d). The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Trust and (2) the price per Share received by the Trustee from the sale or other disposition of the Shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and ~~distributions~~other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section ~~5.9~~5.7(iii)(c). Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Company that Shares have been transferred to the Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section ~~5.9,~~ 5.7, such excess shall be paid to the Trustee upon demand.

(e)  PURCHASE RIGHT IN STOCK TRANSFERRED TO THE TRUSTEE.  Shares transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per Share equal to the lesser of (i) the price per Share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Company, or its designee, accepts such offer. The Company may reduce the amount payable to the Prohibited Owner by the amount of dividends and  ~~distributions~~other Distributions which has been paid to the Prohibited Owner and is owed by the Prohibited Owner to the Trustee pursuant to Section ~~5.9~~5.7(iii)(c). The Company may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Company shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section ~~5.9~~5.7(iii)(d). Upon such a sale to the Company, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

(f)  DESIGNATION OF CHARITABLE BENEFICIARIES.  By written notice to the Trustee, the Company shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the Shares held in the Trust would not violate the restrictions set forth in Section ~~5.9~~5.7(ii)(a)(I) or (II) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

SECTION 5.8  ~~SECTION 5.10~~ SETTLEMENTS.   Nothing in Section ~~5.9~~5.7 shall preclude the settlement of any transaction entered into through the facilities of the ~~NYSE~~NASDAQ Stock Market or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any provision of ~~Sections 5.9,~~Section 5.7, and any transfer in such a transaction shall be subject to all of the provisions and limitations set forth in Section ~~5.9.~~5.7.

SECTION 5.9  ~~SECTION 5.11~~ SEVERABILITY.   If any provision of Section ~~5.9~~5.7 or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of Section ~~5.9~~5.7 shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

SECTION 5.10  ~~SECTION 5.12~~ ENFORCEMENT.   The Company is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of Section ~~5.9.~~5.7.

SECTION 5.11  ~~SECTION 5.13~~ NON-WAIVER.   No delay or failure on the part of the Company or the Board in exercising any right hereunder shall operate as a waiver of any right of the Company or the Board, as the case may be, except to the extent specifically waived in writing.

~~SECTION 5.14  REPURCHASE OF SHARES.   The Board may establish, from time to time, a program or programs by which the Company voluntarily repurchases Shares from its Stockholders; provided, however, that such repurchase does not impair the capital or operations of the Company. The Sponsor, Advisor, members of the Board or any Affiliates thereof may not receive any fees arising out of the repurchase of Shares by the Company.~~

~~SECTION 5.15  DISTRIBUTION REINVESTMENT PLANS.   The Board may establish, from time to time, a Distribution reinvestment plan or plans (each, a “Reinvestment Plan”). Under any such Reinvestment Plan, (i) all material information regarding Distributions to the Stockholders and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to the Stockholders not less often than annually and (ii) each Stockholder participating in such Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan not less often than annually after receipt of the information required in clause (i) above.~~

SECTION 5.12  ~~SECTION 5.16~~ PREEMPTIVE AND APPRAISAL RIGHTS.   Except as may be provided by the Board in setting the terms of classified or reclassified Shares pursuant to Section 5.4 or as may otherwise be provided by contract approved by the Board, no holder of Shares shall, as such holder, have any preemptive right to purchase or subscribe for any additional Shares or any other security of the Company which it may issue or sell. Holders of Shares shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board, upon the affirmative vote of a majority of the Board, shall determine that such rights apply, with respect to all or any classes or series of Shares, to one or more transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.

ARTICLE VI

BOARD OF DIRECTORS

SECTION 6.1  NUMBER OF DIRECTORS.  The number of Directors of the Company shall be five, which number may be increased or decreased from time to time pursuant to the Bylaws~~; provided, however, that from and after the Commencement of the Initial Public Offering, the total number of Directors shall be not fewer than three. From and after the Commencement of the Initial Public Offering, a majority of the Board will be Independent Directors except for a period of up to 60 days after the death, removal or resignation of an Independent Director~~ but shall never be less than the minimum number required by the MGCL. The Company elects, at such time as it becomes eligible to make the election provided for under Section 3-804(c) of the MGCL, that, except as may be provided by the Board in setting the terms of any class or series of Shares, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred. ~~Notwithstanding the foregoing sentence, Independent Directors shall nominate replacements for vacancies among the Independent Directors’ positions.~~ No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term, except as may otherwise be provided in the terms of any Preferred Shares. For the purposes of voting for Directors, each Share may be voted for as many individuals as there are Directors to be elected and for whose election the Share is entitled to be voted. Cumulative voting for Directors is prohibited.

The names of the Directors who shall serve on the Board until the ~~first~~next annual meeting of the Stockholders and until their successors are duly elected and qualify, are:

Nicholas S. Schorsch

William M. Kahane

Leslie D. Michelson

William G. Stanley

Robert H. Burns

~~SECTION 6.2  EXPERIENCE.  Each Director shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company. At least one of the Independent Directors shall have three years of relevant real estate experience, and at least one of the Independent Directors shall be a financial expert with at least three years of relevant finance experience.~~

~~SECTION 6.3  COMMITTEES.  Subject to the MGCL, the Board may establish such committees as it deems appropriate, in its discretion, provided that the majority of the members of each committee are Independent Directors. Any Audit Committee established by the Board shall be composed solely of Independent Directors.~~

~~SECTION 6.4  TERM.  Each director shall hold officer for one year, until the next annual meeting of Stockholders and until his successor is duly elected and qualifies. Directors may be elected to an unlimited number of successive terms.~~

~~SECTION 6.5  FIDUCIARY OBLIGATIONS.  The Directors and the Advisor serve in a fiduciary capacity to the Company and have a fiduciary duty to the Stockholders of the Company, including, with respect to the Directors, a specific fiduciary duty to supervise the relationship of the Company with the Advisor.~~

SECTION 6.2  ~~SECTION 6.6~~  RESIGNATION~~,~~ OR REMOVAL ~~OR DEATH~~.  Any Director may resign by ~~written~~delivering notice to the Board, effective upon ~~execution and delivery to~~receipt by the ~~Company~~Board of such ~~written~~ notice or upon any future date specified in the notice. ~~Any~~Subject to the rights of holders of one or more classes or series of Preferred Shares, any Director or the entire Board may be removed from office ~~with or without~~at any time, but only for cause~~,~~ and then only by the affirmative vote of ~~the holders of not less than a majority of the Shares then outstanding and~~at least two-thirds of the votes entitled to ~~vote~~be cast generally in the election of ~~directors, subject to the rights of any Preferred Shares to vote for such Directors.~~Directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular Director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.

ARTICLE VII

POWERS OF THE BOARD OF DIRECTORS

SECTION 7.1  GENERAL.  The business and affairs of the Company shall be managed under the direction of the Board. ~~In accordance with the policies on investments and borrowing set forth in this Article VII and Article IX hereof, the Board shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out.~~ The Board may take any action that, in its sole judgment and discretion, is necessary or desirable to conduct the business of the Company. The Charter shall be construed with a presumption in favor of the grant of power and authority to the Board. Any construction of the Charter or determination made in good faith by the Board concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Board included in this Article VII shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of the Charter or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board under the general laws of the State of Maryland as now or hereafter in force.

SECTION 7.2  AUTHORIZATION BY BOARD OF STOCK ISSUANCE.  The Board may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration as the Board may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

SECTION 7.3  FINANCINGS.  The Board shall have the power and authority to borrow or, in any other manner, raise money for the purposes and on the terms it determines, which terms may (i) include evidencing the same by issuance of Securities of the Company and (ii) have such provisions as the Board may determine (a) to reacquire such Securities; (b) to enter into other contracts or obligations on behalf of the Company; (c) to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person and (d) to mortgage, pledge, assign, grant security interests in or otherwise encumber the Company’s assets to secure any such Securities of the Company, contracts or obligations (including guarantees, indemnifications and suretyships); and to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company.

SECTION 7.4  REIT QUALIFICATION.  If the Company elects to qualify for federal income tax treatment as a REIT, the Board shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Company as a REIT; provided, however, if the Board determines that it is no longer in the best interests of the Company to continue to be qualified as a REIT, the Board may revoke or otherwise terminate the Company’s REIT election pursuant to Section 856(g) of the Code. The Board also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Section ~~5.9 of Article V~~5.7 hereof is no longer required for REIT qualification.

SECTION 7.5  DETERMINATIONS BY BOARD.  The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board consistent with the Charter, shall be final and conclusive and shall be binding upon the Company and every holder of Shares: the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Shares or the payment of other Distributions on Shares; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations (and any variation thereof), net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or terms or conditions of redemption of any class or series of Shares; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company or any Shares; the number of Shares of any class of the Company; any matter relating to the acquisition, holding and disposition of any assets by the Company; ~~any conflict between the MGCL and the provisions set forth in the NASAA REIT Guidelines;~~ or any other matter relating to the business and affairs of the Company or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board; provided, however, that any determination by the Board as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination~~; and provided, further, that to the extent the Board determines that the MGCL conflicts with the provisions set forth in the NASAA REIT Guidelines, the NASAA REIT Guidelines control to the extent any provisions of the MGCL are not mandatory~~.

ARTICLE VIII

~~ADVISOR~~EXTRAORDINARY ACTIONS

~~SECTION 8.1  APPOINTMENT AND INITIAL INVESTMENT OF ADVISOR.  The Board is responsible for setting the general policies of the Company and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Company. However, the Board is not required personally to conduct the business of the Company, and it may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Director) as an Advisor and may grant or delegate such authority to the Advisor as the Board may, in its sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one (1) year, although there is no limit to the number of times that a particular Advisor may be retained. The Advisor or its Affiliates have made an initial investment of $200,000 in the Company. The Advisor or any such Affiliate may not sell this initial investment while the Advisor remains a Sponsor but may transfer the initial investment to other Affiliates.~~

~~SECTION 8.2  SUPERVISION OF ADVISOR.  The Board shall evaluate the performance of the Advisor before entering into or renewing an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board. The Board may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Company, to act as agent for the Company, to execute documents on behalf of the Company and to make executive decisions that conform to general policies and principles established by the Board. The Board shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Company are in the best interests of the Stockholders and are fulfilled. The Independent Directors are responsible for reviewing the total fees and expenses of the Company at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Company, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board. The Independent Directors also will be responsible for reviewing, from time to time and at least annually, the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and the investment performance of the Company and that the provisions of the Advisory Agreement are being carried out. Specifically, the Independent Directors will consider factors such as (i) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Assets, (ii) the success of the Advisor in generating opportunities that meet the investment objectives of the Company, (iii) rates charged to other~~

~~REITs and to investors other than REITs by advisors performing the same or similar services, (iv) additional revenues realized by the Advisor and its Affiliates through their relationship with the Company, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business, (v) the quality and extent of service and advice furnished by the Advisor, (vi) the performance of the Assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and (vii) the quality of the Assets relative to the investments generated by the Advisor for its own account. The Independent Directors may also consider all other factors that it deems relevant, and the findings of the Independent Directors on each of the factors considered shall be recorded in the minutes of the Board. The Board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Company and whether the compensation provided for in its contract with the Company is justified.~~

~~SECTION 8.3  FIDUCIARY OBLIGATIONS.  The Advisor shall have a fiduciary responsibility and duty to the Company and to the Stockholders.~~

~~SECTION 8.4  AFFILIATION AND FUNCTIONS.  The Board, by resolution or in the Bylaws, may provide guidelines, provisions or requirements concerning the affiliation and functions of the Advisor.~~

~~SECTION 8.5  TERMINATION.  Either a majority of the Independent Directors or the Advisor may terminate the Advisory Agreement on sixty (60) days’ written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Company and the Board in making an orderly transition of the advisory function.~~

~~SECTION 8.6  DISPOSITION FEE ON SALE OF PROPERTY.  Unless otherwise provided in any resolution adopted by the Board, the Company may pay the Advisor a real estate commission upon Sale of one or more Properties, in an amount equal to the lesser of (i) one-half (1/2) of the Competitive Real Estate Commission, or (ii) three percent (3%) of the sales price of such Property or Properties. Payment of such fee may be made only if the Advisor provides a substantial amount of services in connection with the Sale of a Property or Properties, as determined by a majority of the Independent Directors. In addition, the amount paid when added to all other real estate commissions paid to unaffiliated parties in connection with such Sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to 6% of the sales price of such Property or Properties.~~

~~SECTION 8.7  INCENTIVE FEES.  Unless otherwise provided in any resolution adopted by the Board, the Company may pay the Advisor an interest in the gain from the Sale of Assets, for which full consideration is not paid in cash or property of equivalent value, provided the amount or percentage of such interest is reasonable. Such an interest in gain from the Sale of Assets shall be considered presumptively reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to Stockholders, in the aggregate, of an amount equal to 100% of the Invested Capital, plus an amount equal to 6% of the Invested Capital per annum cumulative. In the case of multiple Advisors, such Advisor and any of their Affiliates shall be allowed such fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the Company assets by each respective Advisor or any Affiliate.~~

~~SECTION 8.8  SUBORDINATED INCENTIVE LISTING FEE.  Upon listing the Company’s common stock on the New York Stock Exchange or NASDAQ Stock Market, the Company shall pay the Advisor a fee equal to 15% of the amount, if any, by which (1) the market value of the Company’s outstanding stock plus distributions paid by the Company prior to listing, exceeds (2) the sum of the total amount of capital raised from investors and the amount of cash flow necessary to generate a 6% annual cumulative, non-compounded return to investors.~~

~~SECTION 8.9  ORGANIZATION AND OFFERING EXPENSES LIMITATION.  Unless otherwise provided in any resolution adopted by the Board, the Company shall reimburse the Advisor and its Affiliates for Organization and Offering Expenses incurred by the Advisor or its Affiliates; provided, however, that the total amount of all Organization and Offering Expenses shall be reasonable and shall in no event exceed 15% of the Gross Proceeds of each Offering.~~

~~SECTION 8.10  ACQUISITION FEES.  Unless otherwise provided in any resolution adopted by the Board, the Company may pay the Advisor and its Affiliates fees for the review and evaluation of potential investments in Assets; provided, however, that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable, and shall not exceed an amount equal to 6% of the Contract Purchase Price, or, in the case of a Mortgage, 6% of the funds advanced; provided, however, that a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses in excess of this limit if they determine the transaction to be commercially competitive, fair and reasonable to the Company.~~

~~SECTION 8.11  ASSET MANAGEMENT FEE.  Unless otherwise provided in any resolution adopted by the Board, the Company may pay the Advisor and its Affiliates fees for the Advisor’s management of the Company’s Assets; provided, however, that such asset management fees shall equal 1% of the purchase price of each property plus costs and expenses incurred by the advisor in providing asset management services. This fee is payable quarterly in advance, on January 1, April 1, July 1 and October 1, based on assets held by us on that date, adjusted for appropriate closing dates for individual property acquisitions.~~

~~SECTION 8.12  FEES UPON TERMINATION OF ADVISOR.  Upon the termination of the Advisor upon a change of control of the Company, by the Company without cause, or by the Advisor for good reason (as such terms may be defined in the definitive agreement memorializing the engagement of the Advisor by the Company), the Company shall pay the Advisor, at the Advisor’s election, either (x) a deferred acquisition fee not to exceed the amount by which 6% of the aggregate purchase price of all Properties purchased by the Company through the date of such termination exceeds the aggregate of all Acquisition Fees and Acquisition Expenses paid by the Company to such date, together with interest at a rate of 6% per annum from the date of acquisition of each Property, such total fee, including interest, not to exceed an annual amount equal to 6% of the Contract Purchase Price of the Properties, or (y) a termination fee not to exceed 15% of the amount, if any, by which the appraised value of the Properties owned by the Company on the date of such termination, less amounts of all indebtedness secured by such Properties exceeds the dollar amount equal to the sum of a 6% cumulative non-compound return on the Company’s stockholders’ net investment plus the amount of such investment.~~

~~SECTION 8.13  REIMBURSEMENT FOR TOTAL OPERATING EXPENSES.  Unless otherwise provided in any resolution adopted by the Board, the Company may reimburse the Advisor, at the end of each fiscal quarter, for Total Operating Expenses incurred by the Advisor; provided, however that the Company shall not reimburse the Advisor at the end of any fiscal quarter for Total Operating Expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of 2% of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for such year. The Independent Directors shall have the responsibility of limiting Total Operating Expenses to amounts that do not exceed the 2%/25% Guidelines unless they have made a finding that, based on such unusual and non-recurring factors that they deem sufficient, a higher level of expenses (an “Excess Amount”) is justified. Within 60 days after the end of any fiscal quarter of the Company for which there is an Excess Amount which the Independent Directors conclude was justifiable and reimburseable to the Advisor, there shall be sent to the Stockholders a written disclosure of such fact, together with an explanation of the factors the Independent Directors considered in determining that such Excess Amount was justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings of the Board. In the event that the Independent Directors do not determine that excess expenses are justified, the Advisor shall reimburse the Company the amount by which the expenses exceeded the 2%/25% Guidelines.~~

~~SECTION 8.14  REIMBURSEMENT LIMITATION.  The Company shall not reimburse the Advisor or its Affiliates for services for which the Advisor or its Affiliates are entitled to compensation in the form of a separate fee.~~

~~ARTICLE IX~~

~~INVESTMENT OBJECTIVES AND LIMITATIONS~~

~~SECTION 9.1  REVIEW OF OBJECTIVES.  The Independent Directors shall review the investment policies of the Company with sufficient frequency (not less often than annually) to determine that the policies being followed by the Company are in the best interests of its Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board.~~

~~SECTION 9.2  CERTAIN PERMITTED INVESTMENTS.  Until such time as the Common Shares are Listed the following investment Limitations shall apply:~~

~~(i)  The Company may invest in Assets, as defined in Article IV hereof.~~

~~(ii)  The Company may invest in Joint Ventures with the Sponsor, Advisor, one or more Directors or any of their Affiliates only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction, approve such investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by the other joint venturers.~~

~~(iii)  Subject to any limitations in Section 9.3, the Company may invest in equity securities only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable.~~

~~SECTION 9.3  INVESTMENT LIMITATIONS.  Until such time as the Common Shares are Listed, the following investment limitations shall apply. In addition to other investment restrictions imposed by the Board from time to time, consistent with the Company’s objective of qualifying as a REIT, the following shall apply to the Company’s investments:~~

~~(i)  Not more than 10% of the Company’s total assets shall be invested in Unimproved Real Property or mortgage loans on Unimproved Real Property.~~

~~(ii)  The Company shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to futures contracts, when used solely for hedging purposes in connection with the Company’s ordinary business of investing in real estate assets and mortgages.~~

~~(iii)  The Company shall not invest in or make any Mortgage unless an appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency. In cases in which a majority of Independent Directors so determine, and in all cases in which the transaction is with the Advisor, the Sponsor, any Director or any Affiliates thereof, such appraisal of the underlying property must be obtained from an Independent Appraiser. Such appraisal shall be maintained in the Company’s records for at least five (5) years and shall be available for inspection and duplication by any Stockholder for a reasonable charge. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.~~

~~(iv)  The Company shall not make or invest in any Mortgage, including a construction loan, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent per annum of the principal balance of the loan.~~

~~(v)  The Company shall not invest in indebtedness secured by a mortgage on real property which is subordinate to the Lien or other indebtedness of the Advisor, the Sponsor, any Director or any Affiliate of the Company.~~

~~(vi)  The Company shall not issue (A) equity Securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Company pursuant to any repurchase plan adopted by the Board on terms outlined in the Prospectus relating to any Offering, as such plan is thereafter amended in accordance with its terms); (B) debt Securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt; (C) equity Securities on a deferred payment basis or under similar arrangements; or (D) options or warrants to purchase Shares to the Advisor, Directors, Sponsor or any Affiliate thereof except on the same terms as such options or warrants are sold to the general public. Options or warrants may be issued to persons other than the Advisor, Directors, Sponsor or any Affiliate thereof, but not at exercise prices less than the fair market value of the underlying Securities on the date of grant and not for consideration (which may include services) that in the judgment of the Independent Directors has a market value less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, Directors, Sponsor or any Affiliate thereof shall not exceed ten percent of the outstanding Shares on the date of grant. The voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Company for each privately offered Share bears to the book value of each outstanding publicly held Share.~~

~~(vii)  A majority of the Directors or a majority of a duly authorized committee of the Board shall authorize the consideration to be paid for each Asset, ordinarily based on the fair market value of the Asset. If a majority of the Independent Directors on the Board or such committee determine, or if the Asset is acquired from the Advisor, a Director, the Sponsor or their Affiliates, such fair market value shall be determined by a qualified Independent Appraiser selected by such Independent Directors. The Advisor may purchase an Asset on behalf of the Company without seeking the prior written consent of the Board if and to the extent that:~~

~~(a)  The aggregate purchase price of such Asset (other than an Asset acquired from the Advisor, a Director, the Sponsor or their Affiliates, in which case the approval of the Independent Directors will be required) is less than $15,000,000;~~

~~(b)  The acquisition of such Asset would not, if consummated, violate or conflict with the investment guidelines of the Company as set forth in the Company’s Prospectus as filed with the Securities and Exchange Commission;~~

~~(c)  The acquisition of such Asset would not, if consummated, violate the limitations on Leverage contained in Section 9.3(viii) below; and~~

~~(d)  The consideration to be paid for such Asset does not exceed the fair market value of such Asset, as determined by an Independent Appraiser selected in good faith by the Advisor and acceptable to the Independent Directors.~~

~~(viii)  The aggregate Leverage of the Company shall be reasonable in relation to the Net Assets of the Company and shall be reviewed by the Board at least quarterly. Subject to the immediately following sentence, the maximum amount of such Leverage shall not exceed seventy-five percent (75%) of the greater of the aggregate cost (before deducting depreciation or other non-cash reserves) or the aggregate fair market value of the Company’s assets as of the date of any borrowing, provided, that Leverage on any individual Asset may exceed such limit. Any excess in borrowing over such 75% level shall be approved by a majority of the Independent Directors and disclosed to Stockholders in the next quarterly report of the Company, along with justification for such excess.~~

~~(ix)  The Company will continually review its investment activity to attempt to ensure that it is not classified as an “investment company” under the Investment Company Act of 1940, as amended.~~

~~(x)  The Company will not make any investment that the Company believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Company.~~

~~(xi)  The Company shall not invest in real estate contracts of sale unless such contracts are in recordable form and appropriately recorded in the chain of title.~~

~~(xii)  The Company will not, directly or indirectly, including through any subsidiary, extend or maintain credit, arrange for the extension of credit, or renew an extension of credit, in the form of a personal loan to or for any of the Company’s directors or executive officers.~~

~~(xiii)  The Company will not invest in any equity securities unless a majority of disinterested directors, including a majority of disinterested Independent Directors, approves the transaction as being fair, competitive and commercially reasonable. Investments in entities affiliated with the Advisor, the Sponsor, any director, or any of their Affiliates shall be subject to the restrictions on joint venture investments set forth in Section 9.2(ii) of the charter.~~

~~(xiv)  The Company shall not engage in any short sale.~~

~~(xv)  The value of all investments in debt secured by a mortgage on real property that is subordinate to the lien of other debt, shall not exceed 25% of the Company’s tangible assets.~~

~~(xvi)  The Company shall not engage in trading, as opposed to investment activities.~~

~~(xvii)  The Company shall not engage in underwriting activities or distribute, as agent, securities issued by others.~~

~~(xviii)  The Company shall not invest in foreign currency or bullion.~~

~~(xix)  The aggregate amount of borrowing shall not exceed 300% of the Company’s Net Assets as of the date of the borrowing unless the excess is approved by a majority of the Independent Directors and disclosed to the stockholders in the Company’s next quarterly report to stockholders following such borrowing along with justification for such excess.~~

~~The Company shall not acquire securities in any entity holding investments or engaging in activities prohibited by the restrictions on investments set forth in the foregoing clauses (i) through (xix) of this Section 9.3.~~

~~ARTICLE X~~

~~CONFLICTS OF INTEREST~~

~~SECTION 10.1  SALES AND LEASES TO COMPANY.  The Company may purchase or lease an Asset or Assets from the Sponsor, the Advisor, a Director or any Affiliate thereof upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction (i) that such transaction is fair and reasonable to the Company and (ii) that such transaction is at a price to the Company no greater than the cost of the Asset to such Sponsor, Advisor, Director or Affiliate or, if the price to the Company is in excess of such cost, substantial justification exists for the excess and the excess is reasonable. In no event shall the purchase price of any Property to the Company exceed its current appraised value.~~

~~SECTION 10.2  SALES AND LEASES TO THE SPONSOR, ADVISOR, DIRECTORS OR AFFILIATES.  An Advisor, Sponsor, Director or Affiliate thereof may only purchase or lease Assets from the Company if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Company.~~

~~SECTION 10.3  OTHER TRANSACTIONS.~~

~~(i)  The Company shall not engage in any other transaction with the Sponsor, a Director, the Advisor or any Affiliates thereof unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.~~

~~(ii)  The Company shall not make loans to the Sponsor, the Advisor, a Director or any Affiliates thereof except Mortgages pursuant to Section 9.3(iii) hereof or loans to wholly owned subsidiaries of the Company. The Sponsor, Advisor, Directors and any Affiliates thereof shall not make loans to the Company, or to joint ventures in which the Company is a co-venturer, unless approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Company than comparable loans between unaffiliated parties.~~

~~SECTION 10.4  CONFLICT RESOLUTION PROCEDURES.~~

~~(i)  Before the Advisor may take advantage of an investment opportunity for its own account or recommend it to others, the Advisor is obligated to present such opportunity to the Company if (i) such opportunity is compatible with the Company’s investment objectives and policies, (ii) such opportunity is of a character which could be taken by the Company, and (iii) the Company has the financial resources to take advantage of such opportunity.~~

~~(ii)  In the event that an investment opportunity becomes available that is suitable for both the Company and a public or private entity with which the Advisor or its Affiliates are affiliated for which both entities have sufficient uninvested funds, and the requirements of Section 10.4(i) above have been satisfied, then the entity that has had the longest period of time elapse since it was offered an investment opportunity will first be offered the investment opportunity. An investment opportunity will not be considered suitable for an entity if the 2%/25% Guidelines could not be satisfied if the entity were to make the investment. In determining whether or not an investment opportunity is suitable for more than one entity, the Board and the Advisor will examine such factors, among others, as the cash requirements of each entity, the effect of the acquisition both on diversification of each entity’s investments by type of property and geographic area and on diversification of the tenants of its properties, the policy of each entity relating to leverage of properties, the anticipated cash flow of each entity, the income tax effects of the purchase to each entity, the size of the investment and the amount of funds available to each program and the length of time such funds have been available for investment. If a subsequent development, such as a delay in the closing of the acquisition of such investment or a delay in the construction of a property, causes any such investment, in the opinion of the Board and the Advisor, to be more appropriate for an entity other than the entity that committed to make the investment, the Advisor may determine that the other entity affiliated with the Advisors or its Affiliates will make the investment. It shall be the duty of the Board, including the Independent Directors, to ensure that the method used by the Advisor for the allocation of the acquisition of investments by two or more affiliated programs seeking to acquire similar types of Assets is applied fairly to the Company.~~

~~ARTICLE XI~~

~~STOCKHOLDERS~~

~~SECTION 11.1  MEETINGS OF STOCKHOLDERS.  There shall be an annual meeting of the Stockholders, to be held on such date and at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted. The annual meeting will be held upon reasonable notice on a date that is within a reasonable period of time following the distribution of the Company’s annual report to Stockholders, but not less than thirty (30) days after delivery of such report. The holders of a majority of Shares entitled to vote, present in person or by proxy, at an annual meeting at which a quorum is present may, without the necessity for concurrence by the Board, vote to elect the Directors. A quorum shall be a majority of the then outstanding Shares. Special meetings of Stockholders may be called in the manner provided in the Bylaws, including by the president or by a majority of the Directors or a majority of the Independent Directors, and shall be called by the Secretary of the Company upon written request of Stockholders holding in the aggregate not less than ten percent of the outstanding Shares entitled to be voted on any issue proposed to be considered at any such special meeting. Notice of any special meeting of Stockholders shall be given as provided in the Bylaws, and the special meeting shall be held not less than 15 days nor more than 60 days after the delivery of such notice. If the meeting is called by written request of Stockholders as described in this Section 11.1, the special meeting shall be held at the time and place specified in the Stockholder request; provided, however, that if none is so specified, at such time and place convenient to the Stockholders. If there are no Directors, the~~

~~Secretary of the Company shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the Bylaws.~~

~~SECTION 11.2  VOTING RIGHTS OF STOCKHOLDERS.  Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters: (a) election or removal of Directors, without the necessity for concurrence by the Board, as provided in Sections 11.1, 6.4 and 6.6 hereof; (b) amendment of the Charter, without the necessity for concurrence by the Board as provided in Article XIII hereof; (c) dissolution of the Company without the necessity for concurrence by the Board; (d) to the extent required under Maryland law, merger or consolidation of the Company or the sale or other disposition of all or substantially all of the Company’s assets; and (e) such other matters with respect to which the Board has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Stockholders for approval or ratification. Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Board. Without the approval of a majority of the Shares entitled to vote on the matter, the Board may not (i) amend the Charter to materially and adversely affect the rights, preferences and privileges of the Stockholders; (ii) amend provisions of the Charter relating to director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (iii) liquidate or dissolve the Company other than before the initial investment in property; (iv) sell all or substantially all of the Company’s assets other than in the ordinary course of business; or (v) cause the merger or reorganization of the Company.~~

~~SECTION 11.3  EXTRAORDINARY ACTIONS.  Notwithstanding~~ Except as specifically provided in Section 6.2 hereof (relating to removal of Directors) and in the last sentence of Article X, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of Shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board and taken or approved by the affirmative vote of holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.

~~SECTION 11.4  VOTING LIMITATIONS ON SHARES HELD BY THE ADVISOR, DIRECTORS AND AFFILIATES.  With respect to Shares owned by the Advisor, any Director, or any of their Affiliates, neither the Advisor, nor such Director(s), nor any of their Affiliates may vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, such Director(s) or any of their Affiliates or any transaction between the Company and any of them. In determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, such Director(s) and any of their Affiliates may not vote or consent, any Shares owned by any of them shall not be included.~~

~~SECTION 11.5  RIGHT OF INSPECTION.  Any Stockholder and any designated representative thereof shall be permitted access to the records of the Company to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Company books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.~~

~~SECTION 11.6  ACCESS TO STOCKHOLDER LIST.  An alphabetical list of the names, addresses and telephone numbers of the Stockholders of the Company, along with the number of Shares held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Company and shall be available for inspection by any Stockholder or the Stockholder’s designated agent at the home office of the Company upon the request of the Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of such list shall be mailed to any Stockholder so requesting within ten days of receipt by the Company of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). The Company may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. A Stockholder may request a copy of the Stockholder List in connection with matters relating to Stockholders’ voting rights, and the exercise of Stockholder rights under federal proxy laws.~~

~~If the Advisor or the Board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and/or the Board, as the case may be, shall be liable to any Stockholder requesting the list for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Stockholder relative to the affairs of the Company. The Company may require the Stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Company. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition, to and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.~~

~~SECTION 11.7  REPORTS.  The Directors, including the Independent Directors, shall take reasonable steps to insure that the Company shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held Securities within one hundred twenty (120) days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the Commencement of the Initial Public Offering that shall include: (i) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (ii) the ratio of the costs of raising capital during the period to the capital raised; (iii) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Company and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Company; (iv) the Total Operating Expenses of the Company, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (v) a report from the Independent Directors that the policies being followed by the Company are in the best interests of its Stockholders and the basis for such determination; and (vi) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company, Directors, Advisors, Sponsors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions.~~

ARTICLE IX ~~ARTICLE XII~~

LIABILITY OF STOCKHOLDERS, DIRECTORS~~, ADVISORS~~ AND ~~AFFILIATES;~~
~~TRANSACTIONS BETWEEN AFFILIATES AND THE COMPANY~~OFFICERS;

SECTION 9.1  ~~SECTION 12.1~~  LIMITATION OF STOCKHOLDER LIABILITY.  No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of his being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company’s assets or the affairs of the Company by reason of his being a Stockholder.

SECTION 9.2  ~~SECTION 12.2~~  LIMITATION OF DIRECTOR AND OFFICER LIABILITY; INDEMNIFICATION.

(a)  ~~Subject to the conditions set forth under~~To the maximum extent that Maryland law ~~or in paragraph (c) or (d) below, no~~in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former Director or officer of the Company shall be liable to the Company or its Stockholders for money damages. Neither the amendment nor repeal of this Section ~~12.2~~9.2(a), nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section ~~12.2~~9.2(a), shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

(b)  ~~Subject to the conditions set forth under~~The Company shall have the power, to the maximum extent permitted by Maryland law ~~or in paragraph (c) or (d) below, the Company shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification,~~in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (i) any individual who is a present or former Director or officer of the

Company ~~and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity,~~or (ii) any individual who, while a Director or officer of the Company and at the request of the Company, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or any other enterprise ~~and who is made or threatened to be made a party to the proceeding~~from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in ~~that~~such capacity ~~or (iii) the Advisor of any of its Affiliates acting as an agent of the Company.~~. The Company ~~may~~shall have the power, with the approval of the Board ~~of Directors or any duly authorized committee thereof~~, to provide such indemnification and ~~advance for~~advancement of expenses to a person who served a predecessor of the Company in any of the capacities described in (i) or (ii) above and to any employee or agent of the Company or a predecessor of the Company. ~~The Board may take such action as is necessary to carry out this Section 12.2(b). No amendment of the Charter or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.~~

~~(c)  Notwithstanding anything to the contrary contained in paragraph (a) or (b) above, the Company shall not provide for indemnification of a Director, the Advisor or any Affiliate of the Advisor (the “Indemnitee”) for any liability or loss suffered by any of them and the Company shall not provide that an Indemnitee be held harmless for any loss or liability suffered by the Company, unless all of the following conditions are met:~~

~~(i)  The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company.~~

~~(ii)  The Indemnitee was acting on behalf of or performing services for the Company.~~

~~(iii)  Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), the Advisor or an Affiliate of the Advisor or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.~~

~~(iv)  Such indemnification or agreement to hold harmless is recoverable only out of Net Assets and not from the Stockholders.~~

~~(d)  Notwithstanding anything to the contrary contained in paragraph (a) or (b) above, the Company shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which Securities were offered or sold as to indemnification for violations of securities laws.~~

~~SECTION 12.3  PAYMENT OF EXPENSES.  Subject to the provisions of Section 12.2(c) of this Article XII, the Company shall pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding if: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (ii) the Indemnitee provides Company with a written affirmation of the Indenmitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Company as authorized by Section 12.2, (iii) the proceeding was initiated by a third party who is not a Stockholder or, if by a Stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (iv) the Indemnitee provides the Company with a written undertaking to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct.~~

SECTION 9.3  ~~SECTION 12.4~~  EXPRESS EXCULPATORY CLAUSES IN INSTRUMENTS.  Neither the Stockholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Stockholders, Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

ARTICLE X ~~ARTICLE XIII~~

AMENDMENTS

The Company reserves the right from time to time to make any amendment to its Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any outstanding Shares. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except ~~for~~as otherwise provided in the next sentence and except for those amendments permitted to be made without Stockholder approval under Maryland law or by specific provision in ~~this~~the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board and approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter~~, including, without limitation, (i) any amendment which would adversely affect the rights, preferences and privileges of the Stockholders and (ii) any amendment to Sections 6.2, 6.5 and 6.6 of Article VI, Article IX, Article X, Article XII, Article X1V, Article XV and this Article XIII (or any other amendment of the Charter that would have the effect of amending such sections)~~. However, any amendment to the second sentence of Section 6.2 hereof or to this sentence of the Charter shall be valid only if declared advisable by the Board and approved by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter.

~~ARTICLE XIV~~

~~ROLL-UP TRANSACTIONS~~

~~(i)  In connection with any proposed Roll-Up Transaction, an appraisal of all of the Company’s assets shall be obtained from a competent Independent Appraiser. The Company’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a 12-month period. The terms of the engagement of the Independent Appraiser shall clearly state that the engagement is for the benefit of the Company and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the person sponsoring the Roll-Up Transaction shall offer to Stockholders who vote against the proposed Roll-Up Transaction the choice of:~~

~~(a)  accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~

~~(b)  one of the following:~~

~~(I)  remaining as Stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously; or~~

~~(II)  receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the net assets of the Company.~~

~~(ii)  The Company is prohibited from participating in any proposed Roll-Up Transaction:~~

~~(a)  that would result in the Stockholders having voting rights in a Roll-Up Entity that are less than the rights provided for in Article XI hereof;~~

~~(b)  that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;~~

~~(c)  in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 11.5 and 11.6 hereof; or~~

~~(d)  in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is rejected by the Stockholders.~~

~~ARTICLE XV~~

~~DURATION~~

~~In the event that Listing does not occur on or before the tenth anniversary of the Termination of the Initial Public Offering, then the Board must either (a) adopt a resolution that sets forth a proposed amendment to the Charter extending or eliminating this deadline (the “Extension Amendment”), declaring that the Extension Amendment is advisable and directing that the proposed Extension Amendment be submitted for consideration at either an annual or special meeting of the Stockholders, or (b) adopt a resolution that declares that a proposed liquidation of the Company is advisable on substantially the terms and conditions set forth in, or referred to, in the resolution (the “Plan of Liquidation”). If the Board seeks the Extension Amendment as described above and the Stockholders do not approve such amendment, then the Board shall adopt a Plan of Liquidation and commence an orderly liquidation of the assets of the Company pursuant to such Plan of Liquidation. In the event that Listing occurs on or before the tenth anniversary of the Termination of the Initial Public Offering, the Company shall continue perpetually unless dissolved pursuant to any applicable provision of the MGCL.~~

THIRD:  The amendment and restatement of the ~~Charter~~charter as ~~hereinbove~~herein set forth have been duly advised by the Board of Directors and approved by the stockholders of the Company as required by law.

FOURTH:  The current address of the principal office of the Company is as set forth in Article III of the foregoing amendment and restatement of the ~~Charter~~charter.

FIFTH:  The name and address of the Company’s current resident agent are as set forth in Article III of the foregoing amendment and restatement of the ~~Charter~~charter.

SIXTH:  The number of directors of the Company and the names of the ~~Directors~~directors currently in office are as set forth in Section 6.1 of Article VI of the foregoing amendment and restatement of the ~~Charter~~charter.

SEVENTH:  The total number of ~~Shares~~shares of stock which the Company had authority to issue immediately prior to ~~this~~the foregoing amendment and restatement ~~was 100,000 Shares all of one class~~of the charter was 250,000,000, consisting of 240,000,000 shares of common stock, $0.01 par value per share, and 10,000,000 shares of preferred stock, $0.01 par value per share. The aggregate par value of all ~~Shares~~shares of stock having par value was $~~1,000.~~2,500,000. The total number of ~~Shares~~shares of stock which the Company has authority to issue pursuant to the foregoing amendment and restatement of the ~~Charter~~charter is 250,000,000, consisting of 240,000,000 ~~Common Shares~~shares of common stock, $0.01 par value per share, and 10,000,000 ~~Preferred Shares~~shares of preferred stock, $0.01 par value per share. The aggregate par value of all authorized ~~Shares~~shares of stock having par value is $2,500,000.

EIGHTH:  The undersigned ~~Chief Executive Officer~~ acknowledges these Articles of Amendment and Restatement to be the corporate act of the Company and, as to all matters or facts required to be verified under oath, the undersigned ~~Chief Executive Officer~~ acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, American Realty Capital Trust, Inc. has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer, and attested by its Chief Accounting Officer and Secretary, on this ~~22nd~~_____ day of ~~January, 2008.~~_______________, 2012.

ATTEST:
By: ~~/s/ Michael Weil Michael Weil Executive Vice President~~ Susan E. Manning Chief Accounting Officer and Secretary	By: ~~/s/ Nicholas S. Schorsch Nicholas S. Schorsch~~ William M. Kahane President, Chief Executive Officer and ~~Chairman of the Board~~Director

AMERICAN REALTY CAPITAL TRUST, INC.
405 PARK AVE
NEW YORK, NY 10022

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

1 1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote "FOR" the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 William M. Kahane 02 Nicholas S. Schorsch 03 Leslie D. Michelson 04 William G. Stanley 05 Robert H. Burns

02 0000000000

The Board of Directors recommends you vote "FOR" proposals 2, 3 and 4.

	For	Against	Abstain
2. To vote on certain amendments to the Company's charter (the "Charter")	☐	☐	☐
3. To ratify the audit committees appointment of Grant Thornton LLP ("Grant Thornton") as the Company's independent auditor for 2012	☐	☐	☐
4. To consider and act on such matters as may properly come before the Annual Meeting and any adjournment thereof	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000144602_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com .

AMERICAN REALTY CAPITAL TRUST, INC.
Annual Meeting of Stockholders
June 6, 2012 9:00 AM
This proxy is solicited by the Board of Directors

The undersigning hereby appoints Susan E. Manning and Brian D. Jones, or one of them, and each of them, with full power of substitution, to act as attorneys and proxies for the undersigned to attend the Annual Meeting of Stockholders of American Realty Capital Trust, Inc. (the "Company") to be held at the W New York, 541 Lexington Avenue, New York, NY 10022, at 9:00 a.m. (local time) on Wednesday, June 6, 2012, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast as the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned acknowledges receipt from the Company prior to the execution of the proxy a Notice of Annual Meeting of Stockholders and a Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Annual Meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED HEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 3. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, including a motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies that may properly come before the Annual Meeting or any adjournment or postponement thereof. As the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting

Continued and to be signed on reverse side

0000144602_2 R1.0.0.11699